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                                                                   Exhibit 10.2


                     ACCOUNTS RECEIVABLE FINANCING AGREEMENT

       This ACCOUNTS RECEIVABLE FINANCING AGREEMENT is entered into this 22nd day of June, 2001 by and between SILICON VALLEY BANK. a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" (FAX 617-969-5965) ("Bank") and MERCATOR SOFTWARE, INC., a Delaware corporation with its principal place of business at 45 Danbury Road, Wilton, Connecticut 06897 (FAX 203-762-9677) ("Borrower") and provides the terms on which Bank shall lend to Borrower and Borrower shall repay Bank. The parties agree as follows:

    1. Definitions. In this Agreement:

       "Accounts" are all existing and later arising accounts, accounts receivable, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

       "Account Balance" is the aggregate outstanding Advances made hereunder.

       "Account Debtor" is as defined in the Code and shall include, without limitation, any person liable on any Financed Receivable, such as, a guarantor of the Financed Receivable and any issuer of a letter of credit or banker's acceptance.

       "Accounts Receivable" are all Borrower's accounts receivable, chattel paper, instruments, contract rights, documents, general intangibles, letters of credit, drafts, bankers acceptances, and rights to payment, and all proceeds therefrom.

       "Adjusted Quick Ratio" is the ratio of (i) Quick Assets to (ii) Current Liabilities minus Deferred Revenue.

       "Adjustments" are all discounts, allowances, returns, disputes, counterclaims, offsets, defenses, rights of recoupment, rights of return, warranty claims, or short payments, asserted by or on behalf of any Account Debtor for any Financed Receivable.

       "Advance" is defined in Section 2.2.

       "Advance Rate" is eighty percent (80%), net of any offsets related to each specific Account Debtor, or such other percentage as Bank establishes under
Section 2.2; provided however, if the Borrower is unable to maintain a Adjusted Quick Ratio of at least 1.75 to 1.0, then the Advance Rate will be 80% net of Deferred Revenue and offsets related to each specific Account Debtor.

       "Applicable Rate" is a per annum rate equal to the "Prime Rate" plus one (1.0) percentage point.

       "Borrower's Books" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

       "Capitalization Event" is the issuance by Borrower of equity, or Subordinated Debt with a lender and subject to terms reasonably acceptable to Bank, resulting in the net proceeds to Borrower of at least Five Million Dollars ($5,000,000.00) in cash.
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       "Code" is the Uniform Commercial Code as adopted by The Commonwealth of
Massachusetts (presently, Mass. Gen. Laws, Ch. 106), as may be amended and in effect from time to time, including, if adopted and in effect, the revised
Article 9 of the Uniform Commercial Code in the form or substantially in the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Law and contained in the 1999 Official Text of the Uniform Commercial Code.

       "Collateral" is attached as Exhibit "A".

       "Collateral Handling Fee" is defined in Section 3.4.

       "Collections" are all funds received by Bank from or on behalf of an Account Debtor for Financed Receivables.

       "Compliance Certificate" is attached as Exhibit "B".

       "Contingent Obligation" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

       "Current Liabilities" are the aggregate amount of Borrower's Total Liabilities which mature within one (1) year.

       "Deferred Revenue" is all amounts received in advance of performance under contracts and not yet recognized as revenue.

       "Early Termination Fee" is defined in Section 4.3.

       "EBITDA" means earnings before interest, taxes, depreciation and amortization in accordance with GAAP.

       "Event of Default" is defined in Section 9.

       "Facility" is an extension of credit by Bank to Borrower in order to finance Accounts Receivable with an aggregate Account Balance not exceeding the Facility Amount.

       "Facility Amount" is Ten Million Dollars ($10,000,000.00); provided, however, the Facility Amount shall be increased to Fifteen Million Dollars ($15,000,000.00) for any period after the occurrence of a Funding Event.

       "Facility Fee" is defined in Section 3.3.

       "Facility Period" is the period beginning on this date and continuing until one year from the date of this Agreement, unless the period is terminated sooner by Bank with notice to Borrower or by Borrower pursuant to Section 4.3.

       "Finance Charges" is defined in Section 3.2.


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       "Financed Receivables" are all those accounts, receivables, chattel paper, instruments, contract rights, documents, general intangibles, letters of credit, drafts, bankers acceptances, and rights to payment, and all proceeds, including their proceeds (collectively "receivables"), which Bank finances and makes an Advance. A Financed Receivable stops being a Financed Receivable (but remains Collateral) when the Advance made for the Financed Receivable has been finally paid.

       "Financed Receivable Balance" is the total outstanding amount, at any time, of all Financed Receivables.

       "Funding Event" means the occurrence of a fiscal quarter which the Borrower maintains a minimum EBITDA of $1.00.

       "GAAP" is generally accepted accounting principles as adopted by the Financial Accounting Standards Board.

       "Good Faith Deposit" is described in Section 3.8.

       "Indebtedness" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

       "Ineligible Receivable" is any Accounts Receivable:

              (a)    that is unpaid (90) calendar days after the invoice date;
                     or

              (b) that is owed by an Account Debtor that has filed, or has had filed against it, any bankruptcy case, assignment for the benefit of creditors, receivership, or Insolvency Proceeding or who has become insolvent (as defined in the United States Bankruptcy Code) or who is generally not paying its debts as they become due; or

              (c) for which there has been any breach of warranty or representation in Section 6 or any breach of any covenant in this Agreement; or

              (d) for which the Account Debtor asserts any discount, allowance, return, dispute, counterclaim, offset, defense, right of recoupment, right of return, warranty claim, or short payment.

              (e) for which Bank determines, in its reasonable business discretion, that collection may be doubtful.

       "Insolvency Proceeding" are proceedings by or against any person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

       "Invoice Transmittal" shows Accounts Receivable which Bank may finance and, for each receivable, includes the Account Debtor's, name, address, invoice amount, invoice date and invoice number and is signed by Borrower's authorized representative.

       "Lockbox" is described in Section 6.3(I).

       "Minimum Finance Charge" is a minimum monthly Finance Charge of $20,000.00 payable to the Bank.

       "Obligations" are all advances, liabilities, obligations, covenants and duties owing, arising, due or payable by Borrower to Bank now or later under this Agreement or any other document, instrument or agreement, account


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(including those acquired by assignment) primary or secondary, such as all
Advances, Finance Charges, Facility Fee, Early Termination Fee, Collateral Handling Fee, interest, fees, expenses, professional fees and attorneys' fees, or other amounts now or hereafter owing by Borrower to Bank.

       "Permitted Indebtedness" is: (i) Borrower's indebtedness to Bank under this Agreement; (ii) indebtedness existing on the Closing Date and shown on the Schedule entitled "permitted indebtedness"; and (iii) indebtedness to trade creditors incurred in the ordinary course of business.

       "Permitted Liens" are: (i) Liens existing on the Closing Date and shown on the Schedule entitled "permitted liens" or arising under this Agreement; and
(ii) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books in accordance with GAAP if they have no priority over Bank's security interest.

       "Person" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

       "Prime Rate" is Bank's most recently announced "Prime Rate," even if it is not Bank's lowest rate.

       "Quick Assets" is, on any date, the Borrower's consolidated, unrestricted cash, cash equivalents, net Accounts Receivable and investments with maturities of fewer than 12 months determined according to GAAP.

       "Reconciliation Day" is the last calendar day of each month.

       "Reconciliation Period" is each calendar month.

       "Subordinated Debt" is debt incurred by Borrower subordinated to Borrower's debt to Bank (and identified as subordinated by Borrower and Bank).

       "Subsidiary" is for any Person, joint venture, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

       "Total Liabilities" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.

    2. Financing of Accounts Receivable.

       2.1. Request for Advances. During the Facility Period, Borrower may offer Accounts Receivable to Bank and request that the Bank finance such Accounts Receivable, if there is not an Event of Default. Borrower will deliver an Invoice Transmittal for each Accounts Receivable it offers. Bank may rely on information on or with the Invoice Transmittal.

       2.2. Acceptance of Accounts Receivable. Except as otherwise provided herein, Bank is obligated to finance any Accounts Receivable which is not an Ineligible Receivable. Bank may (but is not obligated to) finance any other Accounts Receivable and as to such other Accounts Receivable, Bank may, in its discretion, change the percentage of the Advance Rate. Bank may approve any Account Debtor's credit before agreeing to finance any Accounts Receivable and shall complete such credit approvals within a reasonable period after the date of the Invoice Transmittal. When Bank finances an Accounts Receivable, it will extend credit to Borrower in an amount up to the result of the Advance Rate multiplied by the face amount of the receivable (the "Advance"). When Bank makes an Advance, the receivable becomes a "Financed Receivable." All representations and warranties in Section 6 must be true as of the date of the Invoice Transmittal and of the Advance and no Event of Default exists would occur as a result of the Advance. The aggregate amount of all Financed Receivables outstanding at any time may not exceed the Facility Amount.


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    3. Collections, Finance Charges, Remittances and Fees. The Obligations shall be subject to the following fees and Finance Charges. Fees may, in Bank's discretion, be charged as an Advance, and shall thereafter accrue fees and Finance Charges as described below. Bank may, in its discretion, charge fees and Finance Charges to Borrower's deposit account maintained with Bank.

       3.1. Collections. Collections will be credited to the Financed Receivables Balance, but if there is an Event of Default, Bank may apply Collections to the Obligations in any order it chooses. If Bank receives a payment for both a Financed Receivable and a non Financed Receivable, the funds will first be applied to the Financed Receivable and, if there is not an Event of Default, the excess will be remitted to the Borrower, subject to Section 3.7.

       3.2. Finance Charges. In computing Finance Charges on the Obligations, all Collections received by Bank shall be deemed applied by Bank on account of the Obligations three (3) Business Days after receipt of the Collections. Borrower will pay a finance charge (the "Finance Charge"), which is equal to the greater of (i) the Applicable Rate multiplied by the number of days in the Reconciliation Period multiplied by the outstanding average daily Financed Receivable Balance for that Reconciliation Period, or (ii) the Minimum Finance Charge, as and when same may be applicable. After an Event of Default, Obligations accrue interest at two percent (2.0%) above the Applicable Rate effective immediately before the Event of Default.

       3.3. Facility Fee. A fully earned, non-refundable facility fee of Seventy-Five Thousand Dollars ($75,000.00) is due upon execution of this Agreement.

       3.4. Collateral Handling Fee. On each Reconciliation Day, Borrower will pay to Bank a collateral handling fee, equal to 0.375% per month of the average daily Financed Receivable Balance outstanding during the applicable Reconciliation Period.

       3.5. Accounting. After each Reconciliation Period, Bank will provide an accounting of the transactions for that Reconciliation Period, including the amount of all Financed Receivables, all Collections, Adjustments, Finance Charges, Collateral Handling Fee and the Facility Fee. If Borrower does not object to the accounting in writing within ninety (90) days it is considered correct. All Finance Charges and other interest and fees are calculated on the basis of a 360 day year and actual days elapsed.

       3.6. Deductions. Bank may deduct fees, Finance Charges and other amounts due pursuant to this Agreement from any Advances made or Collections received by Bank.

       3.7. Account Collection Services. All Borrower's receivables are to be paid to the same address/or party and Borrower and Bank must agree on such address. If Bank collects all receivables and there is not an Event of Default or an event that with notice or lapse of time will be an Event of Default, within three (3) days of receipt of those collections, Bank will give Borrower the receivables collections it receives for receivables other than Financed Receivables and/or amount in excess of the amount for which Bank has made an Advance to Borrower, less any amount due to Bank, such as the Finance Charge, the Facility Fee, other fees and expenses, or otherwise. This Section 3.8 does not impose any affirmative duty on Bank to do any act other than to turn over amounts. All receivables and collections are Collateral and if an Event of Default occurs, Bank need not remit collections of Collateral and may apply them to the Obligations.

       3.8. Good Faith Deposit. Borrower has paid to Bank a Good Faith Deposit of $25,000.00 to initiate Bank's due diligence review process. Any portion of the deposit not utilized to pay expenses will be applied to the Facility Fee.

    4. Repayment of Obligations.

       4.1. Repayment on Maturity. Borrower will repay each Advance on the earliest of: (a) payment of the Financed Receivable in respect which the Advance was made, (b) the Financed Receivable becomes an Ineligible Receivable, (c) when any Adjustment is made to the Financed Receivable (but only to the extent of the Adjustment


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if the Financed Receivable is not otherwise an Ineligible Receivable), or (d)
the last day of the Facility Period (including any early termination). Each payment will also include all accrued Finance Charges on the Advance and all other amounts due hereunder.

       4.2. Repayment on Event of Default. When there is an Event of Default, Borrower will, if Bank demands (or, in an Event of Default under Section 9(B), immediately without notice or demand from Bank) repay all of the Advances. The demand may, at Bank's option, include the Advance for each Financed Receivable then outstanding and all accrued Finance Charges, the Early Termination Fee, Collateral Handling Fee, reasonable attorneys and professional fees, court costs and expenses, and any other Obligations.

       4.3. Early Termination of Agreement. This Agreement may be terminated prior to the last day of the Facility Period as follows: (i) by Borrower, effective three Business Days after written notice of termination is given to Bank; or (ii) by Bank at any time after the occurrence of an Event of Default, without notice, effective immediately. If this Agreement is so terminated by Borrower or by Bank, Borrower shall pay to Bank a termination fee in an amount equal to Three Hundred Thousand Dollars ($300,000.00) (the "Early Termination Fee"). The termination fee shall be due and payable on the effective date of termination and thereafter shall bear interest at a rate equal to the highest rate applicable to any of the Obligations. Notwithstanding the foregoing, Bank agrees to waive the Early Termination Fee if Bank agrees to refinance the Obligations (in its sole and exclusive discretion) prior to the last day of the Facility Period.

    5. Power of Attorney. Borrower irrevocably appoints Bank and its successors and assigns its attorney-in-fact and authorizes Bank to:

                     (A) following the occurrence of an Event of Default, sell, assign, transfer, pledge, compromise, or discharge all or any part of the Financed Receivables:

                     (B) following the occurrence of an Event of Default,
              demand, collect, sue, and give releases to any Account Debtor for monies due and compromise, prosecute, or defend any action, claim, case or proceeding about the Financed Receivables, including filing a claim or voting a claim in any bankruptcy case in Bank's or Borrower's name, as Bank chooses:

                     (C) following the occurrence of an Event of Default,
              prepare, file and sign Borrower's name on any notice, claim, assignment, demand, draft, or notice of or satisfaction of lien or mechanics' lien or similar document;

                     (D) notify all Account Debtors to pay Bank directly;

                     (E) receive, open, and dispose of mail addressed to
              Borrower, provided; however, prior to the occurrence of an Event of Default, Bank will retain all checks and other drafts (as appropriate in connection with Financed Receivables) and agrees to forward all other correspondence to Borrower;

                     (F) endorse Borrower's name on check or other instruments
              (to the extent necessary to pay amounts owed pursuant to this Agreement);

                     (G) execute on Borrower's behalf any instruments,
              documents, financing statements to perfect Bank's interests in the Financed Receivables and Collateral and do all acts and things necessary or expedient, as determined solely and exclusively by the Bank, to protect, preserve, and otherwise enforce the Bank's rights and remedies under this Agreement, as directed by the Bank;


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    6. Representations, Warranties and Covenants.

       6.1. Representations and Warranties. Borrower represents and warrants for each Financed Receivable:

                     (A) Borrower is the owner with legal right to sell,
              transfer and assign it;

                     (B) The correct amount is on the Invoice Transmittal and is not disputed;

                     (C) Payment is not contingent on any unfulfilled obligation or contract;

                     (D) It is based on an actual sale, lease, license, and/or
              delivery of goods and/or services rendered, due to Borrower, it is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances;

                     (E) There are no defenses, offsets, counterclaims or
              agreements giving rise to a deduction or discount by the Account Debtor;

                     (F) Borrower reasonably believes no Account Debtor is
              insolvent or subject to any Insolvency Proceedings;

                     (G) Borrower has not filed or had filed against it
              Insolvency Proceedings and does not anticipate any such filing;

                     (H) Bank has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral; and

                     (I) No representation, warranty or other statement of
              Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.

       6.2. Additional Representations and Warranties. Borrower represents and warrants as follows:

                     (A) Borrower is duly existing and in good standing in its
              state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified and where failure to so qualify would have a material adverse effect on the Borrower or any Financed Receivable. Borrower as of the date hereof is qualified to do business in or has filed for qualification in or is correcting any prior such filings in each state as set forth on Schedule 6.2(A) hereto. The execution, delivery and performance of this Agreement has been duly authorized, and does not conflict with Borrower's organizational documents or constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default in any material respect under any agreement to which or by which it is bound however Borrower refers to the breach of contract action pending against Borrower in Carpet Co-op of America Association, Inc. and FloorLINK, L.L.C. v. TSI International Software, Ltd., referred to in Schedule 6.2(C).

                     (B) Borrower has good title to remaining Collateral,
              subject to Permitted Liens. All material inventory is in all material respects of good and marketable quality, free from material defects.

                     (C) There are no actions or proceedings pending or, to
              Borrower's knowledge, threatened by or against Borrower or any Subsidiary except as set forth in Schedule 6.2(c).

                     (D) All consolidated financial statements for Borrower and any Subsidiary

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              delivered to Bank fairly present in all material respects
              Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material adverse change in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

                     (E) Borrower, considering all financing available to it is not insolvent and is able to pay its debts (including trade debts) as they mature.

                     (F) No representation, warranty or other statement of
              Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.

                     (G) Borrower is not an "investment company" or a company
              "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T, U and X of the Federal Reserve Board of Governors). Borrower has complied with the Federal Fair Labor Standards Act in all material respects. To the best of Borrower's knowledge, Borrower has not violated any laws, ordinances or rules applicable to it. None of Borrower's properties or assets has been used by Borrower, to the best of Borrower's knowledge, by previous persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower has timely filed all required tax returns and paid, or made adequate provision to pay, all taxes. Borrower has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted except where the failure of which would not have a material adverse effect on Borrower or on any Financed Receivable.

       6.3. Affirmative Covenants. Borrower will do all of the following:

                     (A) Maintain its corporate existence and good standing in
              its jurisdiction of incorporation and maintain its qualification in each jurisdiction necessary to Borrower's business or operations.

                     (B) Pay all its taxes including gross payroll, withholding and sales taxes when due (except those taxes which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with GAAP) and will deliver satisfactory evidence of payment if requested.

                     (C) Provide a written report within ninety (90) days after the invoice date respecting any Financed Receivable (or as and when otherwise directed by the Bank), if payment of any Financed Receivable does not occur by its due date and include the reasons for the delay.

                     (D) Give Bank copies of all Forms 10-K, 10-Q and 8-K (or
              equivalents) within five (5) days of filing with the Securities and Exchange Commission, while any Financed Receivable is outstanding. Within one hundred twenty (120) days after the end of each fiscal year of Borrower, Borrower shall deliver to Bank the annual audited financial statements of the Borrower certified by independent public accountants of recognized standing; which requirement shall be satisfied by delivery to Bank of Borrower's annual report on Form 10-K as filed with the Securities and Exchange Commission.

                     (E) Borrower shall keep its business and the Collateral
              insured for risks and
              in amounts, and with financially sound and reputable insurance companies in such amounts and covering such risks as are consistent with sound business practice. All property policies shall have a lender's loss payable endorsement showing Bank as an additional loss payee and all liability policies shall show the Bank as an additional insured and all policies shall provide that the insurer must give Bank at least twenty (20) days notice before canceling its policy. At Bank's request, Borrower shall deliver certified copies of policies and evidence of all premium payments. Proceeds payable to Borrower under any policy shall, at Bank's option, be payable to Bank on account of the Obligations; provided, however, that any insurance proceeds paid for the purpose of reimbursement of Borrower's legal fees on account of legal services rendered in connection with a claim shall be payable to the person rendering such services. Bank hereby acknowledges that Borrower is not required to maintain accounts receivable insurance and that the insurance policies (or evidences thereof) delivered to Bank are, as of the date hereof, acceptable to Bank.

                     (F) Execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

                     (G) Provide Bank with a Compliance Certificate no later
              than 30 days following each quarter end or as reasonably requested by Bank.

                     (H) Provide Bank with, as soon as available, but no later
              than thirty (30) days following each Reconciliation Period, a company prepared balance sheet and income statement, prepared under GAAP, consistently applied, covering Borrower's operations during the period together with an aged listing of Accounts Receivable and accounts payable, along with a deferred revenue report. All of the foregoing shall be in form reasonably satisfactory to the Bank.

                     (I) Within three (3) business days transfer and deliver to
              Bank all collections Borrower receives for Financed Receivables (and, as and when required hereunder, for all receivables).

                     (J) Borrower shall direct each Account Debtor (and each
              depository institution where proceeds of Accounts Receivable are on deposit) to make payments with respect to all receivables to a lockbox account established with the Bank ("Lockbox") or to wire transfer payments to a cash collateral account that Bank controls, as and when directed by the Bank from time to time, at its option and at the sole and exclusive discretion of the Bank. Until such Lockbox can be established, the Borrower shall remit all receivable cash payments and remittances to the Bank at least weekly (at the close of business on each Friday) along with a detailed cash receipts journal. It will be considered an immediate Event of Default if the Lockbox is not set-up and operational within sixty (60) days from the date of this Agreement unless due to the fault of Bank.

                     (K) Borrower will allow Bank to audit Borrower's
              Collateral, including, but not limited to, Borrower's Accounts and Accounts Receivable, at Borrower's expense, no later than ninety
              (90) days after the execution of this Agreement and annually thereafter, upon reasonable notice. Provided, however, if an Event of Default has occurred, Bank may audit Borrower's Collateral, including, but not limited to, Borrower's Accounts and Accounts Receivable at Bank's sole and exclusive discretion and without notification and authorization from Borrower.

                     (L) Maintain at all times an Adjusted Quick Ratio of at
              least: 1.25 to 1.0 for May, 2001, 1.50 to 1.0 for June, 2001, 1.30
              to 1.0 for July, 2001, 1.20 to 1.0 for

              August, 2001, 1.50 to 1.0 for September, 2001 and thereafter, which Adjusted Quick Ratio will be tested by Bank on a monthly basis.

                     (M) Cause the occurrence of a Capitalization Event on or
              before September 30, 2001.

                     (N) Maintain its primary operating and depository accounts with Bank.

       6.4. Negative Covenants, Borrower will not do any of the following without Bank's prior written consent:

                     (A) Assign, transfer, sell or grant, or permit any lien or security interest in (i) any Financed Receivable or (ii) the remaining Collateral, except for Permitted Liens and except as permitted in Section 6.4 (B).

                     (B) Convey, sell, lease, transfer or otherwise dispose of
              the Collateral, other than (i) of inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower in the ordinary course of business; or (iii) of worn-out or obsolete Equipment, up to a maximum aggregate amount of $500,000.00. Nothing contained in this section is intended to restrict Borrower's ability to pay trade payable, payroll and other ordinary and necessary expenses of Borrower, consistent with Borrower's current practice, all in the ordinary course of business, and subject to the other terms and conditions of this Agreement.

                     (C) Create, incur, assume, or be liable for any
              indebtedness, except for Permitted Indebtedness.

                     (D) Directly or indirectly enter into or permit to exist
              any material transaction with any affiliate or subsidiary of Borrower or make any distributions to any affiliate or subsidiary, except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a nonaffiliated person.

                     (E) Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except that in all cases intercompany mergers or consolidations shall be permitted, provided, that if such merger or consolidation involves Borrower, Borrower is the surviving entity.

                     (F) Become an "investment company" or a company controlled by an investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, or permit any of its subsidiaries to do so.

                     (G) Relocate its principal executive office or add any new offices or business locations or keep any Collateral in any additional locations, or (ii) change its state of formation, or
              (iii) change its organizational structure, (iv) change its legal name, or (v) change any organizational number (if any) assigned by its state of formation, provided, however, no such consent is required if Borrower gives Bank five (5) days notice after the occurrence of any of the foregoing.

                     (H) Keep any material Collateral in the possession of any
              third party bailee (such as at a warehouse) provided, however, no such consent is required if Borrower gives Bank prior written notice of such event. In the event that Borrower, after the date hereof, intends to store or otherwise deliver any Collateral to such a bailee, then Borrower shall receive the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank.

    7. Adjustments. If any Account Debtor asserts a discount, allowance, return, offset, defense, warranty claim, or the like on a Financed Receivable in excess of 15% of the amount of the such Financed Receivable (an "Adjustment") or if Borrower breaches any of the representations, warranties or covenants set forth in Section 6, Borrower will promptly advise Bank. Borrower will resell any rejected, returned, or recovered personal property for Bank, at Borrower's expense, and pay proceeds to Bank. While Borrower has returned goods that are Borrower property, Borrower will segregate and mark them "property of Silicon Valley Bank." Bank has a security interest in the Financed Receivables and until receipt of payment, has the right to take possession of any rejected, returned, or recovered personal property.

    8. Security Interest. Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under this Agreement. Any security interest shall be a first priority security interest in the Collateral. The Collateral may also be subject to Permitted Liens. Bank may place a "hold" on any deposit account pledged as Collateral.

    9. Events of Default. Any one or more of the following is an Event of Default.

                     (A) Borrower fails to pay any amount owed to Bank when due;

                     (B) Borrower files or has filed against it any Insolvency
              Proceedings or any assignment for the benefit of creditors, or appointment of a receiver or custodian for any of its assets;

                     (C) Borrower, considering all financing available to it
              becomes insolvent and not able to pay its debts (including trade debts) as they mature;

                     (D) Any involuntary lien, garnishment, attachment attaches to the Financed Receivables or any material portion of the remaining Collateral or the service of process upon Bank seeking to attach, by mesne or trustee process any funds of Borrower on deposit with Bank;

                     (E) Borrower breaches any covenant, agreement, warranty, or representation is an immediate Event of Default;

                     (F) Borrower is in default under any document, instrument
              or agreement evidencing any debt, obligation or liability in favor of Bank its affiliates or vendors regardless of whether the debt, obligation or liability is direct or indirect, primary or secondary, or fixed or contingent;

                     (G) An event of default occurs under any guaranty of the
              Obligations or any material provision of any guaranty is not valid or enforceable or a guaranty is repudiated or terminated;

                     (H) A material default or Event of Default occurs under any agreement between Borrower and any creditor of Borrower that signed a subordination agreement with Bank;

                     (I) Any creditor that has signed a subordination agreement with Bank
              breaches any terms of the subordination agreement; or

                     (J) Any of the following occurs: (i) A material impairment in the perfection or priority of Bank's security interest in the Collateral located in the United States and not caused by fault of Bank; (ii) a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrower occurs; or
              (iii) a material impairment of the prospect of repayment of any portion of the Obligations; or (iv) Bank determines, based upon information available to it and in its reasonable judgment, that there is a strong likelihood that Borrower shall fail to comply with one or more of the financial covenants in Section 6.3 during the next succeeding financial reporting period.

    10. Remedies.

       10.1. Remedies Upon Default. When an Event of Default occurs, (1) Bank may stop financing receivables or extending credit to Borrower; (2) at Bank's option and on demand, all or a portion of the Obligations (or, for to an Event of Default described in Section 9(B), automatically and without demand) are due and payable in full; (3) the Bank may apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower; (4) Bank may exercise all rights and remedies under this Agreement and applicable law, including those of a secured party under the Code, power of attorney rights in Section 5 for the Collateral, and the right to ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, collect, dispose of, sell, lease, use, and realize upon all Financed Receivables and Collateral in any commercial manner; and (5) Bank may make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower shall assemble the Collateral if Bank requests and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies. Borrower agrees that any notice of sale required to be given to Borrower is deemed given if at least ten (10) days before the sale may be held.

       10.2. Demand Waiver. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guaranties held by Bank on which Borrower is liable.

       10.3. Default Rate. If any amount is not paid when due, the amount bears interest at the Applicable Rate plus two percent until the earlier of (a) payment in good funds or (b) entry of a final judgment when the principal amount of any money judgment will accrue interest at the highest rate allowed by law.

    11. Fees, Costs and Expenses. The Borrower will pay on demand all fees, costs and expenses (including reasonable attorneys' and professionals fees with costs and expenses) that Bank incurs from: (a) preparing, negotiating, administering, and enforcing this Agreement or related agreement, including any amendments, waivers or consents, (b) any litigation or dispute relating to the Financed Receivables, the Collateral, this Agreement or any other agreement, (c) enforcing any rights against Borrower or any guarantor, or any Account Debtor,
(d) protecting or enforcing its interest in the Financed Receivables or other Collateral, (e) collecting the Financed Receivables and the Obligations, and (f) any bankruptcy case or insolvency proceeding involving Borrower, any Financed Receivable, the Collateral, any Account Debtor except that any costs, fees, and expenses relating to the preparation and negotiation of this Agreement shall not exceed $28,250.00.

    12. Choice of Law, Venue and Jury Trial Waiver. This Agreement shall be construed, governed, and enforced pursuant to the laws (without regard to conflict of law principles) of The Commonwealth of Massachusetts. Borrower and Bank each submits to the exclusive jurisdiction of the State and Federal courts in Suffolk County, Massachusetts.

    BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR

CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

    13. Notices. Notices or demands by either party about this Agreement must be in writing and personally delivered or sent by an overnight delivery service evidenced by receipt of delivery, by certified mail postage prepaid return receipt requested, or by FAX to the addresses listed at the beginning of this Agreement. A party may change notice address by written notice to the other party.

    14. General Provisions.

       14.1. Successors and Assigns. This Agreement binds and is for the benefit of successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank may, without the consent of or notice to Borrower, sell, transfer, or grant participation in any part of Bank's obligations, rights or benefits under this Agreement.

       14.2. Indemnification. Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by this Agreement; and (b) losses or expenses incurred, or paid by Bank from or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

       14.3. Right of Set-Off. Borrower and any guarantor hereby grant to Bank, a lien, security interest and right of setoff as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Silicon Valley Bank or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower and any guarantor even though unmatured and regardless of the adequacy of any other collateral securing the loan. Bank agrees to provide to Borrower prompt notice after any such setoff. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

       14.4. Time of Essence. Time is of the essence for performance of all obligations in this Agreement.

       14.5. Severability of Provision. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

       14.6. Amendments in Writing, Integration. All amendments to this Agreement must be in writing. This Agreement is the entire agreement about this subject matter and supersedes prior negotiations or agreements.

       14.7. Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts and when executed and delivered are one Agreement.

       14.8. Remedies Cumulative. Bank's rights and remedies under this Agreement, or any other documents, instruments and agreement by and between Borrower and Bank are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver hereunder shall be effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

       14.9. Survival. All covenants, representations and warranties made in this Agreement continue in force while any Financed Receivable amount remains outstanding. Borrower's indemnification obligations survive until all statutes of limitations for actions that may be brought against Bank have run. Bank's obligations under Section 14.12 shall survive termination of this Agreement.

       14.10. Confidentiality. Bank will use the same degree of care handling Borrower's confidential information that it uses for its own confidential information, but may disclose information; (i) to its subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the Agreement; provided, however, Bank shall use commercially reasonable efforts to obtain from such transferee or purchaser an agreement to be bound by the terms of this provision, (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with an examination or audit and (v) as it considers appropriate exercising the remedies under this Agreement. Confidential information does not include information that is either: (a) in the public domain or in Bank's possession when disclosed, or becomes part of the public domain after disclosure to Bank; or (b) disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

       14.11. Other Agreements. This Agreement may not adversely affect Banks rights under any other document or agreement between Bank and Borrower. If there is a conflict between this Agreement and any agreement between Borrower and Bank, Bank may determine in its sole discretion which provision applies. Borrower acknowledges that any security agreements, liens and/or security interests securing payment of Borrower's Obligations also secure Borrower's Obligations under this Agreement and are not adversely affected by this Agreement. Additionally, (a) any Collateral under other agreements or documents between Borrower and Bank secures Borrowers Obligations under this Agreement and
(b) a default by Borrower under this Agreement is a default under agreements between Borrower and Bank.

       14.12. Termination of this Agreement. Upon the termination of this Agreement and provided that no Financed Receivable remains outstanding and Borrower has completely satisfied all Obligations hereunder, Bank, at Borrower's expense, shall execute and deliver to Borrower all releases and terminations as may be necessary or proper to evidence same, including, UCC-3 Termination Statements.

       14.13. Foreign Accounts Receivable. Notwithstanding anything to the contrary contained herein, Bank agrees that if Borrower enters into a financing arrangement with a lender to finance Borrower's Accounts Receivable which are billed to an entity operating outside of the United States or in foreign currency ("Foreign Accounts Receivable"), Bank will subordinate its security interest in the Foreign Accounts Receivable to the security interest of such lender, provided such Foreign Accounts Receivable are not Financed Receivables.

       EXECUTED under seal as of the date first written above.

MERCATOR SOFTWARE, INC.

By /s/ [ILLEGIBLE]
   ------------------------------------------

Title     CHAIRMAN OF THE BOARD, CHIEF
      ---------------------------------------
          EXECUTIVE OFFICER AND PRESIDENT


SILICON VALLEY BANK

By
   ------------------------------------------

Title
      ---------------------------------------

       EXECUTED under seal as of the date first written above.

MERCATOR SOFTWARE, INC.

By
   ------------------------------------------

Title
      ---------------------------------------


SILICON VALLEY BANK

By /s/ [ILLEGIBLE]
   ------------------------------------------

Title Senior Vice President
      ---------------------------------------

                                    EXHIBIT A


    The Collateral consists of all of Borrower's right, title and interest in and to the following:

       All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

       All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

       All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

       All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

       All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

       All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

       All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                   Exhibit "B"

                                     [LOGO]

                               SILICON VALLEY BANK
                           SPECIALTY FINANCE DIVISION

                             Compliance Certificate

I, as authorized officer of Mercator Software, Inc. ("Borrower") certify under the Accounts Receivable Financing Agreement (the "Agreement") between Borrower and Silicon Valley Bank ("Bank") as follows.

Borrower represents and warrants for each Financed Receivable:

       It is the owner with legal right to sell, transfer and assign it;

       The correct amount is on the Invoice Transmittal and is not disputed;

       Payment is not contingent on any unfulfilled obligation or contract;

       It is based on an actual sale, lease, license, and/or delivery of goods and/or services rendered, due to Borrower, it is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances;

       There are no defenses, offsets, counterclaims or agreements giving rise to a deduction or discount by the Account Debtor;

       It reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;

       It has not filed or had filed against it Insolvency Proceedings and does not anticipate any filing;

       Bank has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral.

       No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.

       Additionally, Borrower represents and warrants as follows:

       Borrower is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified and where failure to so qualify would have a material adverse effect on the Borrower or any Financed Receivable, except as may be set forth on
Schedule 6.2(a) to the Agreement. The execution, delivery and performance of this Agreement has been duly authorized, and does not conflict with Borrower's organizational documents or constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default in any material respect under any agreement to which or by which it is bound.

       Borrower has good title to the Collateral, except for Permitted Liens. All material inventory is in all material respects of good and marketable quality, free from material defects.

       Borrower is not an "investment company" or a company "controlled" by an "investment company" under the

Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T, U and X of the Federal Reserve Board of Governors). Borrower has complied with the Federal Fair Labor Standards Act in all material respects. To the best of Borrower's knowledge, Borrower has not violated any laws, ordinances or rules applicable to it. None of Borrower's properties or assets has been used by Borrower, to the best of Borrower's knowledge, by previous persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower has timely filed all required tax returns and paid, or made adequate provision to pay, all taxes. Borrower has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted except where the failure of which would not have a material adverse effect on Borrower or on any Financed Receivable.

       All representations and warranties in the Agreement are true and correct in all material respects on this date.

Sincerely,


----------------------------------
SIGNATURE


----------------------------------
TITLE


----------------------------------
DATE

                        SCHEDULE PERMITTED INDEBTEDENESS


       All Indebtedness set forth in Borrower's consolidated financial statements contained in its Quarterly Report to the Securities and Exchange Commission for the quarterly period ended March 31, 2001 except as may be noted below as of June 18, 2001:

Division         Liability Type   Payee                 Date of Occurrence   Full Liability
--------         --------------   -----                 ------------------   --------------
Mercator US      Severance        Saydean Zeldin        Apr 2001             $  300,000
Mercator US      Severance        Karen Harris          May 2001                 39,933
Mercator US      Severance        Jim Schadt            Jun 2001                180,000
All Divisions    Severance        21% of Workforce      April 2001            1,758,198
All Divisions    Outplacement     21% of Workforce      April 2001               80,180
Mercator US      Commission       Realtor on Sublease   April 2001              846,203

       Note: A restructuring charge will be taken in the quarter ending 6/3/01 for approximately $5,700,000 of which $1,758,198, $80,180, and $846,203 are itemized above in severance, outplacement costs, and realtor's commissions. The balance of $2,982,586 is comprised of the write-off of leases of which the lease exposure was footnoted in our 10Q under: Rent Commitments.

                            Schedule Permitted Liens


1. $3.0 million restricted collateral deposit with Fleet Bank as security for an outstanding letter of credit.

2. Liens or encumbrances securing indebtedness of up to $375,000.00 in the aggregate, on any Collateral (other than Financed Receivables) located outside of the United States.

3.     Any lien or encumbrance as permitted under Section 14.13.

4. Purchase money liens securing indebtedness not to exceed $500,000.00 in the aggregate (i) on equipment acquired or held by Borrower incurred for financing the acquisition of the equipment or (ii) existing on equipment when acquired, if the lien is confined to the property and the improvements and the proceeds of the equipment.

                                 Schedule 6.2 A

       Borrower is qualified to do business in the following states:


                                 Connecticut
                                 Florida
                                 Missouri
                                 North Carolina
                                 Virginia
                                 Washington
                                 Wisconsin
                                 California
                                 South Carolina
                                 Georgia

       Borrower has made (or is about to make) application to be qualified to do business in the following states or is resolving administrative issues which may have resulted in a lapse/revocation of such qualification:

                                 Arizona
                                 Illinois
                                 Texas
                                 New York
                                 Massachusetts

                                 Schedule 6.2 C

       Those proceedings set forth in Item 3 of Borrower's Annual Report, on Form 10-K, for the fiscal year ended December 31, 2000 and in Item 1 of Borrower's Quarterly Report on Form 10-Q for the quarterly period ended March 31,2001 and the following, as of May 31, 2001:

1.     Caption:        James Lees v. Mercator Software, Inc.
                       Cause No. 4:01CV00092 RWS

       Court:          United States District Court
                       Eastern District of Missouri
                       Eastern Division

2.     Issue:          Alleged age discrimination

       Caption:        Tina R. Dube v. Mercator Software, Inc.
                       Case #: 0120268

       Administrative
       Proceeding:     State of Connecticut
                       Commission of Human Rights and Opportunities

       Issue:          Alleged sex discrimination

3.     Captions:       Opposition #121,006 before the Trademark Trial and
                       Appeal Board of the US Patent and Trademark Office
                       Mercator Software v. Mercata, Inc.

                       Opposition #120,739 before the Trademark Trial and Appeal Board of the US Patent and Trademark Office Mercator Software v. Mercata, Inc. and Design.

                       *Opposition to CTM (European) Application 1193515 for MERCATA before the Office of Harmonization in the Internal Market ("OHIM"), which is a European Community body which Registers Community trademarks and design rights within the European Union. *Mercator is currently in negotiations for a worldwide settlement agreement and wishes to keep the opposition in place until the matter can be resolved on a worldwide basis.

                                 Schedule 6.2 C
                                   (Continued)

       Issue: All of the above deal with Mercator's opposition to the use by Mercata, Inc. of the mark MERCATA for goods and/or services that are similar to those of Mercator Software, Inc.

4. Several collection matters (by way of collection agencies, non-litigation) whereby Borrower is seeking payment from customers.

5. Other: Any future action or proceeding, or threatened action or proceeding, which, if held adversely to Borrower would not (i) have an effect on, or relate to, any Financed Receivable or (ii) result in estimated damages in excess of $100,000.00; however, Borrower shall give prompt notice to Bank of any such action or proceeding.

                      LOCKBOX SERVICE SUBSCRIBER AGREEMENT

SILICON VALLEY BANK ("Bank") and the undersigned company ("Subscriber") agree as follows:

1. Remittance Banking Service. Commencing June 22, 2001, MERCATOR SOFTWARE, INC. ("Subscriber") has requested that Silicon Valley Bank ("Bank") provide Subscriber with the Bank's Lockbox/Remittance Banking Service facilities (the "Service"), This Service will be provided by the Bank or its agent ("Agent"), for the deposit of its clients' remittance items.

2. Client Remittances. Clients of Subscriber will be directed to forward their remittances to Subscriber at a post office address assigned by Bank or its agent. Bank, or its Agent, shall have unrestricted and exclusive access to the mail directed to this address. Subscriber agrees it will not furnish "business reply" mail envelopes to its clients for their remittances, and any such envelopes mailed to the Bank-designated address may be refused or returned to sender. Subscriber agrees to notify Bank 30 days in advance of any change in Subscriber's remittance statement and/or mailing schedule. Bank agrees to forward to Subscriber all mail other than payments and remittances.

3. Collection of Mail. Bank, or its Agent, will collect mail from the post office at multiple times each business day.

4. Endorsement of Items. Bank, or its Agent, will endorse, on behalf of Subscriber, checks and other deposited items that appear to be for deposit to the credit of Subscriber. Subscriber shall indemnify Bank and its Agent from any liability that may arise by virtue of Bank's, or its Agent's, endorsement and negotiation of such checks, except for liability arising out of Bank's gross negligence or willful misconduct.

5. Subscriber's Account. Bank, or its Agent, will process the checks and other deposited items and the Bank shall credit the total amount to the account described below (the "Account"). During the term of this Agreement, all collected funds held in the Account shall be deemed to be Subscribers funds for all legal purposes (e.g., attachment, execution and other forms of legal process). The crediting and collection of items will be handled under the same terms and conditions as apply to other commercial deposits. Subscriber acknowledges receipt of a copy of Bank's account rules and regulations. Subscriber will have access to funds collected by Service when credited to Subscribers account with Bank.

6. Processing of Items. The processing of checks and other deposited items will be accomplished in accordance with the various services and options recited in the attached End-User Set-up Form.

7. Record of Deposited Items. All checks and other deposited items will be microfilmed by Bank, or its Agent, and the film will be retained by Bank, or its Agent, for a period not less than one (1) year and a copy of such records will be forwarded to Subscriber.

8. Restrictive Endorsements. Although Bank, or its Agent, normally forwards, without processing, checks discovered bearing the typed or handwritten notation "PAYMENT IN FULL" or other notations ("restrictive endorsements"), Bank or its Agent, assumes no responsibility for its failure to do so. Bank, or its Agent, will process in the usual manner any checks bearing restrictive endorsements where the wording is imprinted as part of the check or voucher, indicating a general business practice of the payor. Subscriber will instruct their clients to send all payments with restrictions such as "paid in full" to a separate location or person other than the LOCKBOX address or regular payment location so that the payee can decide whether or not to accept or reject the check, rather that have the check possibly processed without thought to the issue.

9. Stock Certificates. Bank, or its Agent, will not be held liable in the event a stock certificate, bond and/or stock power is received by Bank, or its Agent, in error; however, Bank, or its Agent, will endeavor to identify such items and to forward them to Subscriber.

10. Returned Merchandise. Subscriber agrees to instruct its clients not to send any returned merchandise to the post office address assigned by Bank, and Subscriber hereby holds Bank, or its Agent, free of liability in the event such merchandise is received at the address. Bank, or its Agent, will make all reasonable attempts to forward merchandise received to Subscriber, at the risk and expense of Subscriber.

11. Commingling. The Bank hereby acknowledges that, of operational necessity, payments to a given LOCKBOX under the Service must be commingled with other funds in one or more accounts during the course of processing. Therefore, no payments that, by virtue of a statutory, regulatory, contractual or similar restriction, cannot be commingled with other payments or funds will be accepted under the Service. Subscriber hereby understands that it will not request the Service if commingling of funds is not permitted due to regulatory, contractual, or similar restrictions. Bank, or its Agent will not be responsible for the identification of these items nor will they accept any responsibility or liability which may occur as a result of processing such an item in the LOCKBOX.

12. Third Party Secured Creditor. The Subscriber hereby acknowledges that Bank shall not be obligated to, and Bank shall not, enter into a third party secured creditor agreement with any creditor of a LOCKBOX Subscriber with respect to any payments or funds processed through the LOCKBOX system as part of the Service. Subscriber agrees not to participate in the Service if required to enter into a third party secured creditor agreement by another party.

13. Confidentiality. Bank, or its Agent, agrees that all information concerning the clients of the Subscriber which comes into Bank's, or its Agent's, possession pursuant to this Agreement will be treated in the same confidential manner as is information relating to the accounts of Bank's depositors.

14. Fees. Unless otherwise agreed by Bank. Subscriber shall pay Bank the fees set forth for this service in Bank's most current Fee Schedule, plus additional fees for the performance of services beyond the terms of this Agreement, or resulting from increased expenses incurred by the failure of Subscriber to furnish, on demand, data in a form acceptable to Bank.

15. Limitations on Bank Liability. In addition to the limitations set forth in paragraph 8, above, Bank's, or its Agent's, liability will be limited only to acts resulting from Bank's, or its Agent's, gross negligence or willful misconduct and shall not exceed Bank's fees and charges to Subscriber in connection with the Service for the month in which damages are suffered. Under no circumstances will Bank, or its Agent, be held liable for any general or consequential damages or damages caused, in whole or in part, by the action or inaction of Subscriber or any agent or employee of Subscriber. Bank, or its Agent, will not be liable for any damage, loss, liability or delay caused by accidents, strikes, fire, flood, war, riot, equipment breakdown, electrical or mechanical failure, acts of God, or any cause which is reasonably unavoidable or beyond its reasonable control. Subscriber agrees that the fees charged by Bank for the performance of this service shall be deemed to have been established in contemplation of these limitations on Bank's, or its Agent's, liability.

16. Indemnification. Subscriber agrees to indemnify Bank, its parent Company, affiliates, subsidiaries, or its Agent, against any and all damages, losses or liabilities, including without limitation reasonable attorneys' fees and court costs, which results, directly or indirectly, in whole or in part, from any negligence or fraud of Subscriber, its Agent, or any employee of Subscriber or from any performance by Bank, or its Agent, of Bank's obligations under this Agreement, except for Bank's gross negligence or willful misconduct.

17. Subscriber's Records. This Agreement and the performance by Bank, or its Agent, or its services hereunder shall not relieve Subscriber of any obligation imposed by law or contract regarding the maintenance of records or from employing adequate audit, account and review practices as are customarily followed by similar businesses.

18. Amendment and Termination. Bank may amend the terms of this Agreement from time to time by giving written notice to Subscriber at the address set forth below or by sending Subscriber a copy of the amended Agreement. If Bank raises any fee(s) or deletes any service(s), it agrees to give Subscriber 30 days' prior notice. Bank may immediately terminate this Agreement in the event that Subscriber or any third party disputes the ownership of the Account or of the funds on deposit in the Account. Otherwise, either party may terminate this Agreement on 30 days' written notice to the other.

19. Governing Law. This Agreement shall be governed by the laws of the State of California. Any dispute between the parties to this contract shall be filed in the Court having the appropriate jurisdiction in the County of Santa Clara, California.

20. Notices. Notices or demands by either party about this Agreement must be in writing and personally delivered (evidenced by receipt of delivery) or sent by an overnight delivery service (evidenced by receipt of delivery), by certified mail, postage prepaid, return receipt requested to the addresses listed at the beginning of this Agreement. A party may change notice address by written notice to the other party.


Depository Account Number:
                          -------------------

Dated 6/22/01                    Dated
      -------                          -------

MERCATOR SOFTWARE, INC.          SILICON VALLEY BANK

45 DANBURY RD.                   3003 Tasman Drive, NC431
---------------------------
WILTON, CT 06897                 Santa Clara, CA 95054
---------------------------

By /s/ Gerald E. Klein           By
   ------------------------         ------------------------
(authorized signature)              (authorized signature)

Title SECRETARY                  Title
      ---------------------            ---------------------

18. Amendment and Termination. Bank may amend the terms of this Agreement from time to time by giving written notice to Subscriber at the address set forth below or by sending Subscriber a copy of the amended Agreement. If Bank raises any fee(s) or deletes any service(s), it agrees to give Subscriber 30 days' prior notice. Bank may immediately terminate this Agreement in the event that Subscriber or any third party disputes the ownership of the Account or of the funds on deposit in the Account. Otherwise, either party may terminate this Agreement on 30 days' written notice to the other.

19. Governing Law. This Agreement shall be governed by the laws of the State of California. Any dispute between the parties to this contract shall be filed in the Court having the appropriate jurisdiction in the County of Santa Clara, California.

20. Notices. Notices or demands by either party about this Agreement must be in writing and personally delivered (evidenced by receipt of delivery) or sent by an overnight delivery service (evidenced by receipt of delivery), by certified mail, postage prepaid, return receipt requested to the addresses listed at the beginning of this Agreement. A party may change notice address by written notice to the other party.


Depository Account Number:
                          -------------------

Dated                            Dated 6/25/01
      -------                          -------

MERCATOR SOFTWARE, INC.          SILICON VALLEY BANK

                                 3003 Tasman Drive, NC431
---------------------------
                                 Santa Clara, CA 95054
---------------------------

By                               By /s/ David Reich
   ------------------------         ------------------------
(authorized signature)              (authorized signature)

Title                            Title SVP
      ---------------------            ---------------------

                       AMENDMENT TO MAIN LOCKBOX AGREEMENT

MERCATOR SOFTWARE, INC. ("Subscriber") shall hold all payments on, and proceeds of, Receivables in trust for Silicon Valley Bank ("Bank"), and Subscriber shall Immediately deliver all such payments and proceeds to Bank in their original form, duly endorsed in blank, to be applied to the Obligations in such order as Bank shall determine.

Subscriber hereby agrees to accept a change in the disposition of its lockbox _______________ proceeds from the current account #_________________ to the Bank Cash Collateral Account #____________________ beginning immediately. We understand that Bank may, in its discretion, require that all proceeds of Collateral be deposited by Subscriber into a lockbox account, or such other "blocked account" as Bank may specify. Bank or its designee may, at any time, notify Account Debtors that Receivables have been assigned to Bank

This Amendment Is subject to the terms and conditions of the Lockbox Service Subscriber Agreement between Subscriber and Bank of even date herewith.


DATED:                 , 2001
      -----------------

Subscriber:                      Bank:

MERCATOR SOFTWARE, INC.          SILICON VALLEY BANK

45 DANBURY RD.                   3003 Tasman Drive, NC431
---------------------------
WILTON, CT 06897                 Santa Clara, CA 95054
---------------------------

By /s/ Gerald E. Klein           By /s/ David Reich
   ------------------------         ------------------------
(authorized signature)              (authorized signature)

Title SECRETARY                  Title SVP
      ---------------------            ---------------------

                             ANTIDILUTION AGREEMENT


       THIS ANTIDILUTION AGREEMENT is entered into as of June 22, 2001, by and between Silicon Valley Bank ("Purchaser") and Mercator Software, Inc., a Delaware corporation (the "Company").

                                    RECITALS

       A. Concurrently with the execution of this Antidilution Agreement, the Purchaser is purchasing from the Company a Warrant (the "Warrant") pursuant to which Purchaser has the right to acquire from the Company the Shares of Common Stock (as defined in the Warrant).

       B. By this Antidilution Agreement, the Purchaser and the Company desire to set forth the adjustment in the number of Shares issuable upon exercise of the Warrant as a result of a Diluting Issuance (as defined in the Warrant).

       C. Capitalized terms used herein shall have the same meaning as set forth in the Warrant.

              NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

              1. Definitions. As used in this Antidilution Agreement, the following terms have the following respective meanings:

                     (a) "Option" means any right, option, or warrant to subscribe for, purchase, or otherwise acquire common stock or Convertible Securities.

                     (b) "Convertible Securities" means any evidences of indebtedness, shares of stock, or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                     (c) "Issue" means to grant, issue, sell, or assume, whichever of the foregoing is the first to occur.

                     (d) "Additional Common Shares" means all Common Stock (including reissued shares) Issued (or deemed to be issued pursuant to Section
2) after the date of the Warrant. Additional Common Shares does not include, however, any Common Stock Issued in a transaction described in Sections 2.1 and
2.2 of the Warrant; any Common Stock Issued upon conversion of Options and Convertible Securities outstanding as of the date of the Warrant; the Shares; or Common Stock Issued pursuant to a stock option plan which was approved by the Board of Directors of the Company as an incentive to, or in a nonfinancing transaction to employees, officers, directors, or consultants to the Company.

       2. Deemed Issuance of Additional Common Shares. The shares of Common Stock ultimately issuable upon exercise of an Option (including the shares of Common Stock ultimately issuable upon conversion or exercise of a Convertible Security issuable pursuant to an Option) are deemed to be Issued when the Option is Issued. The shares of Common Stock ultimately issuable upon conversion or exercise of a Convertible Security (other than a Convertible Security Issued pursuant to an Option) shall be deemed Issued upon Issuance of the Convertible Security. The maximum amount of Common Stock issuable is determined without regard to any future adjustments permitted under the instrument creating the Options or Convertible Securities.

       3. Adjustment of Warrant Price for Diluting Issuances.

              3.1 Weighted Average Adjustment. If the Company issues Additional Common Shares after the date of the Warrant and the consideration per Additional Common Share (determined pursuant to Section 4) is less than the Warrant Price in effect immediately before such Issue, the Warrant Price shall be reduced, concurrently with such Issue, to a price (calculated to the nearest hundredth of a cent) determined by multiplying the Warrant Price by a fraction:

              (a) the numerator of which is the amount of such Common Stock outstanding immediately before such Issue (or deemed to be outstanding) plus the amount of Common Stock that the aggregate consideration received by the Company for the Additional Common Shares would purchase at the Warrant Price in effect immediately before such Issue, and

              (b) the denominator of which is the amount of Common Stock outstanding immediately before such Issue (or deemed to be outstanding) plus the number of such Additional Common Shares.

              3.2 Adjustment of Number of Shares. Upon each adjustment of the Warrant Price, the number of Shares issuable upon exercise of the Warrant shall be increased to equal the quotient obtained by dividing (a) the product resulting from multiplying (i) the number of Shares issuable upon exercise of the Warrant and (ii) the Warrant Price, in each case as in effect immediately before such adjustment, by (b) the adjusted Warrant Price.

              3.3 Securities Deemed Outstanding. For the purpose of this Section 3, all securities issuable upon exercise of any outstanding Convertible Securities or Options, warrants, or other rights to acquire securities of the Company shall be deemed to be outstanding.

       4. Computation of Consideration. The consideration received by the Company for the Issue of any Additional Common Shares shall be computed as follows:

              (a) Cash shall be valued at the amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends.

              (b) Property. Property other than cash shall be computed at the fair market value thereof at the time of the Issue as determined in good faith by the Board of Directors of the Company.

              (c) Mixed Consideration. The consideration for Additional Common Shares Issued together with other property of the Company for consideration that covers both shall be determined in good faith by the Board of Directors.

              (d) Options and Convertible Securities. The consideration per Additional Common Share for Options and Convertible Securities shall be determined by dividing:

                     (i) the total amount, if any, received or receivable by the Company for the Issue of the Options or Convertible Securities, plus the minimum amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon exercise of the Options or conversion of the Convertible Securities, by

                     (ii) the maximum amount of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) ultimately issuable upon the exercise of such Options or the conversion of such Convertible Securities.

       5. General.

              5.1 Governing Law. This Antidilution Agreement shall be governed in all respects by the laws of the Commonwealth of Massachusetts as such laws are applied to agreements between Massachusetts residents entered into and to be performed entirely within Massachusetts.

              5.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

              5.3 Entire Agreement. Except as set forth below, this Antidilution Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

              5.4 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, or by personal delivery (subject to evidence of receipt) or by overnight courier (subject to evidence of receipt) addressed (a) if to Purchaser at Purchaser's address as set forth below, or at such other address as Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at the Company's address set forth below, or at such other address as the Company shall have furnished to the Purchaser in writing.

              5.5 Waiver. This Antidilution Agreement and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

              5.6 Severability. In case any provision of this Antidilution Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Antidilution Agreement shall not in any way be affected or impaired thereby.

              5.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Antidilution Agreement.

              5.8 Counterparts. This Antidilution Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

PURCHASER:                            COMPANY:

SILICON VALLEY BANK                   MERCATOR SOFTWARE, INC.


By:                                   By: /s/ Gerald E. Klein
    -------------------------------       -------------------------------
Name:                                 Name: GERALD E. KLEIN
Title:                                Title: SECRETARY


Address:                              Address: 45 Danbury Road
         --------------------------            Wilton, Connecticut 06897
         3003 Tasman Drive
         --------------------------
         Santa Clara, CA 95954
         --------------------------

              5.8 Counterparts. This Antidilution Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

PURCHASER:                            COMPANY:

SILICON VALLEY BANK                   MERCATOR SOFTWARE, INC.


By: /s/ David Reich                   By:
    -------------------------------       -------------------------------
Name: David Reich                     Name:
Title: SVP                            Title:


Address:                              Address: 45 Danbury Road
         --------------------------            Wilton, Connecticut 06897

         --------------------------

         --------------------------

                          REGISTRATION RIGHTS AGREEMENT

       THIS REGISTRATION RIGHTS AGREEMENT is entered into as of June 22, 2001, by and between Silicon Valley Bank ("Purchaser") and Mercator Software, Inc., a Delaware corporation (the "Company").

                                    RECITALS

       A. Concurrently with the execution of this Agreement, Purchaser is acquiring from the Company a Warrant to Purchase Stock (the "Warrants") pursuant to which Purchaser has rights to acquire from the Company the Shares (as defined in the Warrant), which Shares when issued shall be shares of the Company's common stock, $.01 par value per share ("Common Stock").

       B. By this Agreement, Purchaser and the Company desire to set forth the registration rights of the Shares all as provided herein.

              NOW, THEREFORE, in consideration of the premises and the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

       1. Registration Rights. The Company covenants and agrees as follows:

              1.1 Definitions. For purposes of this Section 1:

                     (a) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement or document;

                     (b) The term "Registrable Securities" means (i) the Shares, at any time when the Shares are shares of Common Stock, and (ii) any Common Stock or other securities of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares. Shares shall cease to be Registrable Securities when they are eligible to be sold pursuant to Rule 144(k) of the Securities Act.

                     (c) The terms "Holder" or "Holders" means Purchaser and its qualifying transferees under subsection 1.9 hereof who hold Registrable Securities.

                     (d) The term "SEC" means the Securities and Exchange Commission.

                     (e) The terms "Form S-1," "Form S-3" etc. shall mean those forms with such designations as are required by the SEC and any successor or replacement forms adopted by the SEC.

              1.2 Company Registration.

                     (a) Registration. For a period of two (2) years after the Shares are so acquired, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration on Form S-8 or on Form S-4 or on Form S-3 relating solely to an SEC Rule 145 transaction or relating solely to a merger, recapitalization, share exchange, consolidation, acquisition or similar transaction, the Company will:

                            (i) promptly give to each Holder written notice
thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                            (ii) include in such registration (and
qualifications), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 30 days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection 1.2(c) below.

                     (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving a firm-commitment underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection l.2(a)(i). In such event the right of any Holder to registration pursuant to this subsection 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form (and not inconsistent with the terms hereof) with the underwriter or underwriters selected for such underwriting by the Company.

                     (c) In the case of any registration of Common Stock by the Company in a firm-commitment underwriting, if the managing underwriters give written advice to the Company that marketing factors require a limitation on all or any part of the number of shares of Common Stock (or other securities convertible into or exercisable or exchangeable for Common Stock) to be offered and sold by stockholders of the Company in such offering, there shall be included in the offering: (i) first, all securities proposed by Company to be sold for its account; and (ii) second, that number of shares of Common Stock, if any, requested to be included in such registration statement by Holders and by other stockholders of the Company having contractual rights to include shares in such registration, on a pro rata basis based upon the number of shares of Common Stock each Holder and each such other stockholder beneficially owns, except that where such a registration is solely for another shareholder, such shareholder shall be considered before Holder.

              1.3 Intentionally Omitted.

              1.4 Expenses of Registration. All expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 1 including without limitation, all registration, filing and qualification fees, printing expenses, underwriting fees, discounts and commissions, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration, shall be borne by the Company, provided however that the Holders shall pay the fees and expenses of their respective counsel and accountants and underwriting discounts and commissions and transfer taxes in respect of any such registration or compliance being registered. All expenses of any registered offering not otherwise borne by the Company will be borne pro rata among the Holders, any other shareholders of the Company participating in such offering and the Company.

              1.5 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Registration Rights Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                     (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 90 days (the "Effective Period"),provided, however, that if, at any time after giving notice pursuant to Section 1.2(a) hereof and prior to the effective date of any such registration statement, the Company shall determine for any reason not to register or to delay registration of its securities, the Company may give written notice of such determination to each Holder who has requested inclusion of Registrable Securities in such registration statement and, thereupon the Company (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities and
(ii) in the case of a determination to delay registration, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering other securities included in such registration statement.

                     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                     (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                     (d) If required by law, use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement provided that all other shareholders of the Company participating in such offering do the same.

                     (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and each Holder shall thereupon forthwith discontinue use of such prospectus until receipt of notice from the Company that use of such prospectus may be resumed or receipt of prospectus supplement or amendment so that such prospectus will not contain such untrue statement or omission.

              1.6 Indemnification.

                     (a) The Company will indemnify each Holder of Registrable Securities and each of its officers, directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act ("controlling person"), with respect to which registration, qualification or compliance of Registrable Securities has been effected pursuant to this Registration Rights Agreement, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Securities

Exchange Act of 1934, as amended, and the rules and regulations thereunder ("Exchange Act") or any state securities law applicable to the Company or any rule or regulation promulgated any such state law and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, within a reasonable amount of time after incurred for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.6(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed); and provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission made in reliance upon and conformity with written information furnished to the Company by an instrument duly executed by or on behalf of such Holder specifically for use therein, and provided further that the indemnity agreement contained in this subsection 1.6(a) shall not apply to the extent that any such claim, loss, damage or liability arises out of or is based on the Holder's use of a prospectus after the Company has notified the Holder under Section 1.4(f).

                     (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers and controlling persons, each underwriter, if any, of the Company's securities covered by such a registration statement, and each controlling person of such underwriter, and each other Holder, each of its officers, directors, partners and controlling persons, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by or on behalf of such Holder specifically for use therein; provided, however, that the indemnity agreement contained in this subsection 1.6(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder, (which consent shall not be unreasonably withheld or delayed); and provided further, that the total amount for which any Holder shall be liable under this subsection 1.6(b) shall not in any event exceed the aggregate net proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

                     (c) Each party entitled to indemnification under this subsection 1.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in prejudice to the Indemnifying Party; and provided further, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would in the unqualified written opinion of counsel to the

Holder, be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

              (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 1.6 is due in accordance with its terms but for any reason is judicially determined to be unenforceable against the Indemnifying Party or otherwise unavailable to the Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the selling Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and such selling Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement, or omission or alleged omission, of material fact related to the information supplied by the Company or such selling Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Holders agree that it would not be just and equitable if contribution pursuant to this Section 1.6(d) were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 1.6(d), (i) in no case shall any Holder be liable or responsible for any amount in excess of the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration; and (ii) no person adjudged guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not adjudged guilty of such fraudulent misrepresentation. Any party entitled to contribution shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 1.6(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not, in the absence of actual prejudice to such party or parties, relieve it or them from such contribution obligation. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.

              1.7 Information by Holder. Any Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

              1.8 Rule 144 Reporting. With a view to making available to Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees for a two (2) year period after the Shares are issued to:

                     (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144;

                     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                     (c) upon the request of the Holder, so long as a Holder owns any Registrable Securities, to furnish to such Holder within a reasonable period of time (but in no event to exceed more than five (5) business days) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), and such other reports and documents so filed by the Company as the Holder may reasonably request in complying with any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

              1.9 Transfer of Registration Rights. Holders' rights to cause the Company to register their securities and keep information available, granted to them by the Company under subsections 1.2, 1.3 and 1.8 may be assigned to a transferee or assignee of all of a Holder's Registrable Securities as a block not sold to the public, provided, that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

       2. General.

              2.1 Waivers and Amendments. With the written consent of the record or beneficial holders of at least a majority of the Registrable Securities, the obligations of the Company and the rights of the Holders of the Registrable Securities under this agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities without the consent of all of the Holders of the Registrable Securities. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. This Agreement or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this subsection 2.1.

              2.2 Governing Law. This Agreement shall be governed in all respects by the laws of the Commonwealth of Massachusetts as such laws are applied to agreements between Massachusetts residents entered into and to be performed entirely within Massachusetts.

              2.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

              2.4 Entire Agreement. Except as set forth below, this Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

              2.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, or by personal delivery (subject to evidence of receipt) or by overnight courier (subject to evidence of receipt) addressed (a) if to Holder, at such Holder's address(es) as set forth below, or at such other address(es) as such Holder shall have furnished to the Company in writing, or (b) if to the Company, at the Company's address set forth below, or at such other address as the Company shall have furnished to the Holder in writing.

              2.6 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreements shall not in any way be affected or impaired thereby.

              2.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

              2.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

       IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed by their duly authorized representatives as of the date first above written.

PURCHASER                                  COMPANY

SILICON VALLEY BANK                        MERCATOR SOFTWARE, INC.


By:                                        By: /s/ Gerald E. Klein
    ---------------------------------          ---------------------------------
Name:                                      Name: GERALD E. KLEIN
      -------------------------------            -------------------------------
Title:                                     Title: SECRETARY
       ------------------------------             ------------------------------
Address:                                   Address: 45 Danbury Rd.
         ----------------------------               ----------------------------
                                                    WILTON, CONN. 06897

copy to: Silicon Valley Bank
         Treasury Department
         3003 Tasman Drive, HA-200
         Santa Clara, CA 95054

              2.6 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreements shall not in any way be affected or impaired thereby.

              2.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

              2.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

       IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed by their duly authorized representatives as of the date first above written.

PURCHASER                                  COMPANY

SILICON VALLEY BANK                        MERCATOR SOFTWARE, INC.


By: /s/ David Reich                        By:
    ---------------------------------          ---------------------------------
Name: David Reich                          Name:
      -------------------------------            -------------------------------
Title: SVP                                 Title:
       ------------------------------             ------------------------------
Address:                                   Address:
         ----------------------------               ----------------------------


copy to: Silicon Valley Bank
         Treasury Department
         3003 Tasman Drive, HA-200
         Santa Clara, CA 95054

                                                                   Exhibit 10.23
                                                                   (continued)

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND LAWS OR PURSUANT TO RULE 144 AND EXEMPTIONS UNDER APPLICABLE STATE SECURITIES LAWS, OR SUBJECT TO SECTIONS 4.3 HEREOF, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                            WARRANT TO PURCHASE STOCK

Issuer:            Mercator Software, Inc., a Delaware corporation
Number of Shares:  220,000, subject to adjustment
Class of Stock:    Common Stock, $.0l par value per share
Exercise Price:    $4.00 per share, subject to adjustment
Issue Date:        June 22, 2001
Expiration Date:   As set forth below

      THIS WARRANT CERTIFIES THAT, for the agreed upon value of $1.00 and for other good and valuable consideration, this Warrant is issued to SILICON VALLEY BANK (together with its successors and permitted assigns, the "Holder") by MERCATOR SOFTWARE, INC., a Delaware corporation (the "Company").

      Subject to the terms and conditions hereinafter set forth, the Holder is entitled upon surrender of this Warrant and the duly executed subscription form annexed hereto as Appendix 1, at the office of the Company, 45 Danbury Road, Wilton, Connecticut 06897, or such other office as the Company shall notify the Holder of in writing, to purchase from the Company Two Hundred Twenty Thousand (220,000) fully paid and non-assessable shares (the "Shares") of the Company's Common Stock, $.01 par value per share (the "Class"), at a purchase price per Share of Four Dollars ($4.00) (the "Exercise Price"). Until such time as this Warrant is exercised in full or expires, the Exercise Price and the number Shares are subject to adjustment from time to time as hereinafter provided. This Warrant may be exercised in whole or in part at any time and from time to time until 5:00 PM, Eastern time June 22, 2008 (the "Expiration Date").

ARTICLE 1. EXERCISE.

            1.1 Method of Exercise. Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Exercise Price for the Shares being purchased.

            1.2 Conversion Right. In lieu of exercising this Warrant as specified in Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Exercise Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.4.

            1.3 Fair Market Value.

                1.3.1 If shares of the Class are traded on a nationally recognized securities exchange or over the counter market, the fair market value of a Share shall be the price of the last sale of a share of the Class reported for the business day immediately before Holder delivers its Notice of Exercise to the Company.

                1.3.2 If shares of the Class are not traded on a nationally recognized securities exchange or over the counter market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder. The valuation determined by such investment banking firm shall be conclusive in any event.

            1.4 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Warrant, the Company at its sole expense shall promptly deliver to Holder (i) certificates for the Shares acquired upon such exercise, and (ii) if this Warrant has not been fully exercised or converted and has not expired, a new warrant of like tenor representing the Shares for which this Warrant is still exercisable.

            1.5 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

            1.6 Repurchase on Sale, Merger, or Consolidation of the Company.

                1.6.1. "Acquisition". For the purpose of this Warrant, "Acquisition" means any sale, assignment, transfer, exclusive license, or other disposition of all or substantially all of the assets of the Company, or any acquisition, reorganization, consolidation, or merger of the Company where the holders of the Company's outstanding voting equity securities immediately prior to the transaction beneficially own less than 50.1% of the outstanding voting equity securities of the surviving or successor entity immediately following the transaction.

                1.6.2. Assumption of Warrant. Upon the closing of any Acquisition the successor or surviving entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Exercise Price shall be adjusted accordingly, and the Exercise Price and number and class of Shares shall continue to be subject to adjustment from time to time in accordance with the provisions hereof.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

            2.1 Dividends, Splits, Etc. If the Company declares or pays a dividend on the outstanding shares of the Common Stock (as defined below), payable in Common Stock, other securities or any type of property (other than cash dividends), or subdivides the outstanding Common Stock into a greater amount of Common Stock of the outstanding shares, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities or property to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

            2.2 Reclassification, Exchange or Substitution. Upon any reclassification, exchange, substitution, reorganization or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, reorganization or other event. The Company or its successor shall promptly issue to Holder a new warrant of like tenor for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, reorganizations or other events.

            2.3 Adjustments for Combinations, Etc. If the outstanding shares of the Class are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Exercise Price shall be proportionately increased and the number of Shares issuable upon exercise or conversion of this Warrant is exercisable shall be proportionately decreased.

            2.4 No Impairment. The Company shall not, by amendment of the Certificate of Incorporation (the "Certificate") or its by-laws or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment.

            2.5 Adjustments for Dilutive Issuances. In the event of the issuance (a "Diluting Issuance") by the Company, after the Issue Date of this Warrant, of Common Stock at a price per share less than the Exercise Price or securities convertible into Common Stock at a conversion price per share less than the Exercise Price, then the number of Shares issuable upon exercise of this Warrant, shall be adjusted as a result of Diluting Issuances in accordance with that certain Antidilution Agreement dated as of the date of this Warrant, by and between Holder and the Company. Under no circumstances shall the aggregate Exercise Price payable by Holder upon exercise of this Warrant increase as a result of any adjustment arising from a Diluting Issuance.

            2.6 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional Share interest arises upon any exercise or conversion of this Warrant, the Company shall eliminate such fractional Share interest by paying Holder an amount computed by multiplying such fractional interest by the Fair Market Value (determined in accordance with Section 1.3 above) of one Share.

            2.7 Certificate as to Adjustments. Upon each adjustment of the Exercise Price, number of class of Shares or number of shares of Common Stock or other securities for which the Shares are convertible or exchangeable, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its chief financial officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall at any time and from time to time (but in no event more than once every six months), upon written request, furnish Holder with a certificate setting forth the Exercise Price, number and class of Shares and conversion ratio in effect upon the date thereof and the series of adjustments leading to such Exercise Price, number and class of Shares and conversion ratio.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

            3.1 Representations and Warranties. The Company hereby represents and warrants to the Holder as follows:

                (a) All Shares which maybe issued upon the due exercise of this Warrant, and all Common Stock or other securities, if any, issuable upon due conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

                (b) The execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder, including the issuance to Holder of the right to acquire the Shares, have been duly authorized by all necessary corporate action on the part of the Company, and this Warrant Agreement is not inconsistent with the Certificate and/or the Company's by-laws, does not, to the best of the Company's knowledge, contravene any law or governmental rule, regulation or order applicable to it, does not and will not contravene any provision of, or constitute a default under, any material indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws, judicial decisions or principles of equity relating to or affecting the enforcement of creditors' rights generally (regardless of whether enforceability is considered in a proceeding in equity or at law).

                (c) The authorized capital stock of the Company consists of 195,000,000 shares, consisting of 190,000,000 shares of common stock, $.0l par value per share ("Common Stock"), and 5,000,000 shares of preferred stock, $.01 par value per share, of which 5,000,000 shares have been designated Convertible Preferred Stock. Schedule 3.1(c) sets forth all of the outstanding shares of common stock and preferred stock and outstanding options, warrants, convertible securities, convertible debentures, and rights to acquire, subscribe for, and/or purchase any Common Stock, preferred stock and/or other capital stock of the Company or any securities or debentures convertible into or exchangeable for Common Stock, preferred stock and/or other capital stock of the Company.

                (d) The Company covenants that it shall at all times cause to be reserved and kept available out of its authorized and unissued shares such number of shares of its Common Stock and other securities as will be sufficient to permit the exercise in full of this Warrant.

            3.2 Notice of Certain Events. If the Company proposes at any time
(a) to declare any dividend or distribution upon any of its capital stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of any of its securities; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of securities of the Company shall be entitled to receive such dividend, distribution or rights) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in
(c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of securities of the Company will be entitled to exchange their securities of the Company for securities or other property deliverable upon the occurrence of such event).

            3.3 Information Rights. So long as the Holder holds this Warrant and/or any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all notices or other written communications to the shareholders of the Company, (b) within one-hundred and twenty (120) days after the end of each fiscal year of the Company, the annual audited financial statements of the Company certified by independent public accountants of recognized standing and (c) such other financial statements required under and in accordance with any loan documents between Holder and the Company or if there are no such requirements (or if the subject loan(s) no longer are outstanding), then within forty-five (45) days after the end of each of the first three quarters of each fiscal year, the Company's quarterly, unaudited financial statements. Subclauses

(b) and (c) shall be satisfied by delivery to Holder of the Company's Annual Report on Form 10-K and Quarterly Reports on Form l0-Q.

            3.4 Registration Under Securities Act of 1933, as amended. The shares of Common Stock issuable upon conversion of the Shares shall have certain registration rights as set forth in that certain Registration Rights Agreement of even date herewith between Holder and the Company (the "Registration Rights Agreement"). The Company represents and warrants to Holder that the Company's execution, delivery and performance of the Registration Rights Agreement (a) has been duly authorized by all necessary corporate action of the Company's Board of Directors and shareholders, (b) will not violate the Certificate or the Company's by-laws, each as amended, (c) will not violate or cause a breach or default (or an event which with the passage of time or the giving of notice or both, would constitute a breach or default) under any material agreement, instrument, mortgage, deed of trust or other arrangement to which the Company is a party or by which it or any of its assets is subject or bound, and (d) does not require the approval, consent or waiver of or by any shareholder, registration rights holder or other third party which approval, consent or waiver has not been obtained as of the date of issuance of this Warrant.

ARTICLE 4. MISCELLANEOUS.

            4.1 Automatic Conversion upon Expiration. In the event that, upon the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.4 above is greater than the Exercise Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be converted pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised or converted, and the Company shall promptly deliver a certificate representing the Shares (or such other securities) issued upon such conversion to the Holder.

            4.2 Legends. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND LAWS, OR PURSUANT TO RULE 144 AND EXEMPTIONS UNDER APPLICABLE STATE SECURITIES LAWS, OR, SUBJECT TO
      SECTION 4.3 OF THAT CERTAIN WARRANT ISSUED ON JUNE 22, 2001, BY THE CORPORATION TO SILICON VALLEY BANK, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

      The Holder represents to the Corporation that it is acquiring the Warrant and will acquire the Shares for its own account and not as a nominee for any other party and not with a view to any public distribution thereof, subject to any requirement of law that the disposition of such securities shall at all times be within the control of the owner thereof. The acquisition of any Shares, upon exercise of a Warrant shall constitute the Holder's reaffirmation of such representation. The Holder further represents to the Corporation that it is an "accredited investor" as defined in Regulation D of The Securities Act of 1933. The Holder understands that the Warrants and the Shares have not been registered under said Securities Act and may only be sold or otherwise disposed of in compliance with said Securities Act. The Holder by its acceptance of such security further understands that such security may bear a legend as contemplated by this Section 4.2.

            4.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares (and the securities, if any, issued and issuable upon conversion of the Shares) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to Silicon Valley Bancshares (Holder's parent company) or any other affiliate of Holder or if (a) there is no material question as to the availability of current information as referenced in Rule 144(c), (b) Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, (c) the selling broker represents that it has complied with Rule 144(f), and (d) the Company is provided with a copy of Holder's notice of proposed sale.

            4.4 Transfer Procedure. Following its receipt of this executed Warrant, Silicon Valley Bank will transfer same in whole or in part to its parent corporation, Silicon Valley Bancshares, and thereafter Holder and/or Silicon Valley Bancshares may, subject to Section 4.3 above, transfer all or part of this Warrant and/or the Shares (or the securities, if any, issued and issuable upon conversion of the Shares) at any time and from time to time to The Silicon Valley Bank Foundation or any other transferee by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable); provided, that at all times, Holder shall not, without the prior written consent of the Company, transfer this Warrant (or any part hereof), any Shares, or any securities issued or issuable upon conversion of the Shares, to any person who directly competes with the Company, unless such transfer is in connection with an Acquisition of the Company by any such person.

            4.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally (subject to evidence of receipt) or mailed by first-class registered or certified mail, postage prepaid, return receipt, or sent via reputable overnight courier service, fee prepaid (subject to evidence of receipt), at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time, but in all cases, unless instructed in writing otherwise, the Company shall deliver a copy of all notices to Holder to Silicon Valley Bank, Treasury Department, 3003 Tasman Drive, HA-200, Santa Clara, California 95054.

            4.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

            4.7 Attorneys Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

            4.8 Survival of Representations, Warranties and Agreements. All representations and warranties of the Company contained herein shall survive the date of this Warrant, the exercise or conversion of this Warrant (or any part hereof) and/or the termination or expiration of rights hereunder. All agreements of the Company and the Holder contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

            4.9 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to its principles regarding conflicts of law.

                                    "COMPANY"

                                    MERCATOR SOFTWARE, INC.


                                    By: /s/ Roy C. King
                                       -----------------------------------------

                                    Name: Roy C. King
                                         ---------------------------------------
                                          (Print)
                                    Title: Chairman of the Board, President
                                           and Chief Executive Officer


                                    By: /s/ Gerald Klein
                                       -----------------------------------------

                                    Name: /s/ GERALD KLEIN
                                         ---------------------------------------
                                          (Print)
                                    Title: Secretary

                                   APPENDIX 1

                               NOTICE OF EXERCISE

      1. The undersigned hereby elects to purchase ________ shares of the __________________stock of ________________ pursuant to Section 1.1 of the attached Warrant, and tenders herewith payment of the Exercise Price of such shares in full.

      1. The undersigned hereby elects to convert the attached Warrant into Shares in the manner specified in Section 1.2 of the attached Warrant. This conversion is exercised with respect to _________ of shares of the _______________________ Stock of __________________.

      [Strike paragraph that does not apply.]

      2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

               --------------------------------------------------
                    (Name)

               --------------------------------------------------

               --------------------------------------------------
                    (Address)

      3. The undersigned represents to Mercator Software, Inc. ("Company") that it is acquiring the Shares for its own account and not as a nominee for any other party and not with a view to any public distribution thereof, subject to any requirement of law that the disposition of such securities shall at all times be within the control of the owner thereof. The undersigned further represents to the Company that it is an "accredited investor" as defined in Regulation D of The Securities Act of 1933. The undersigned understands that the Shares have not been registered under said Securities Act and may only be sold or otherwise disposed of in compliance with said Securities Act. The undersigned by its acceptance of such security further understands that such security may bear a legend as contemplated by Section 4.2 of that certain Warrant issued on _______, 2001, by the Company to Silicon Valley Bank.


                                                  ------------------------------
                                                      (Signature)

--------------------------
        (Date)

                        Schedule 3.1(c) - Capitalization

Outstanding Capital Stock as of June 14, 2001:

30,379,092 common shares, $0.01 par

No convertible preferred, $0.01 par


Outstanding options, warrants, convertible securities, convertible debentures, and rights to acquire, subscribe for, and/or purchase any Common Stock, preferred stock and/or other capital stock of the Borrower or any securities or debentures convertible into or exchangeable for Common Stock, preferred stock and/or other capital stock of the Borrower:

As of 6/14/01:

      _ Four warrants remaining which are exercisable into 63,810 shares, and expire in June 2002

      _ 10,410,697 options available and/or granted under Employee & Director
        Stock Purchase Plans (Note: These have not been excercised.)

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

      This Intellectual Property Security Agreement (this "IP Agreement") is made as of the 22nd day of June, 2001 by and between MERCATOR SOFTWARE, INC., a Delaware corporation with its principal place of business at 45 Danbury Road, Wilton, Connecticut 06897 ("Grantor"), and SILICON VALLEY BANK, a California banking corporation ("Lender").

                                    RECITALS

      A. Lender has agreed to make advances of money and to extend certain financial accommodations to Grantor (the "Loan") pursuant to a certain Accounts Receivable Financing Agreement of even date herewith, between Grantor and Lender, as amended from time to time (as amended, the "Loan Agreement"). The Loan is secured pursuant to the terms of the Loan Agreement. Lender is willing to enter into certain financial accommodations with Borrower, but only upon the condition, among others, that Grantor shall grant to Lender a security interest in certain Copyrights, Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement. Defined terms used but not defined herein shall have the same meanings as in the Loan Agreement.

      B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Lender a security interest in all of Grantor's right title and interest, whether presently existing or hereafter acquired in, to and under all of the Collateral (as defined therein).

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged and intending to be legally bound, as collateral security for the prompt and complete payment when due of Grantor's Indebtedness (as defined below), Grantor hereby represents, warrants, covenants and agrees as follows:

      1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Grantor's present or future indebtedness, obligations and liabilities to Lender (hereinafter, the "Indebtedness"), including, without limitation, under the Loan Agreement, Grantor hereby grants a security interest in all of Grantor's right, title and interest in, to and under its intellectual property collateral (all of which shall collectively be called the "Intellectual Property Collateral"), including, without limitation, the following:

         (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on EXHIBIT A attached hereto (collectively, the "Copyrights");

         (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

         (c) Any and all design rights which may be available to Grantor now or hereafter existing, created, acquired or held;

         (d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on EXHIBIT B attached hereto (collectively, the "Patents");

         (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on EXHIBIT C attached hereto (collectively, the "Trademarks");

         (f) All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on EXHIBIT D attached hereto (collectively, the "Mask Works");

         (g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

         (h) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

         (i) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

         (j) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

      2. Authorization and Request. Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this IP Agreement.

      3. Covenants and Warranties. Grantor represents, warrants, covenants and agrees as follows:

         (a) Other than with respect to components on portions of software which Grantor has licensed from third parties, Grantor is now the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor to its customers in the ordinary course of business.

         (b) Performance of this IP Agreement does not conflict with or result in a breach of any intellectual property agreement to which Grantor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this IP Agreement constitutes a security interest.

         (c) During the term of this IP Agreement, Grantor will not transfer or otherwise encumber any interest in the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor in the ordinary course of business or as set forth in this IP Agreement;

         (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party;

         (e) Grantor shall promptly advise Lender of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Grantor in or to any Trademark, Patent, Copyright, or Mask Work specified in this IP Agreement;

         (f) Grantor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and Mask Works,
      (ii) use reasonable efforts to detect infringements of the Trademarks, Patents, Copyrights, and Mask Works and promptly advise Lender in writing of material infringements detected and (iii) not allow any Trademarks, Patents, Copyrights, or Mask Works to be abandoned, forfeited or dedicated to the public without the written consent of Lender, which shall not be unreasonably withheld, unless Grantor determines that reasonable business practices suggest that abandonment is appropriate.

         (g) Grantor shall promptly register the most recent version of any of Grantor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Lender may reasonably request from time to time to perfect or continue the perfection of Lender's interest in the Intellectual Property Collateral;

         (h) This IP Agreement creates, and in the case of after acquired Intellectual Property Collateral, this IP Agreement will create at the time Grantor first has rights in such after acquired Intellectual Property Collateral, in favor of Lender a valid and perfected first priority security interest in the Intellectual Property

      Collateral in the United States securing the payment and performance of the obligations evidenced by the Loan Agreement upon making the filings referred to in clause (i) below;

         (i) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights and Mask Works necessary to perfect the security interests created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required either (i) for the grant by Grantor of the security interest granted hereby or for the execution, delivery or performance of this IP Agreement by Grantor in the U.S. or (ii) for the perfection in the United States or the exercise by Lender of its rights and remedies thereunder;

         (j) All information heretofore, herein or hereafter supplied to Lender by or on behalf of Grantor with respect to the Intellectual Property Collateral is accurate and complete in all material respects.

         (k) Grantor shall not enter into any agreement that would materially impair or conflict with Grantor's obligations hereunder without Lender's prior written consent, which consent shall not be unreasonably withheld. Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor's rights and interest in any property included within the definition of the Intellectual property Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.

         (l) Upon any executive officer of Grantor obtaining actual knowledge thereof, Grantor will promptly notify Lender in writing of any event that materially adversely affects the value of any material Intellectual Property Collateral, the ability of Grantor to dispose of any material Intellectual Property Collateral of the rights and remedies of Lender in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

      4. Lender's Rights. Lender shall have the right, but not the obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this IP Agreement to take but which Grantor fails to take, after fifteen (15) days' notice to Grantor. Grantor shall reimburse and indemnify Lender for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

      5. Inspection Rights. Grantor hereby grants to Lender and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Grantor, any of Grantee's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Grantor and as often as may be reasonably requested, but not more than once in every six (6) months; provided, however, nothing herein shall entitle Lender access to Grantor's trade secrets and other proprietary information.

      6. Further Assurances; Attorney in Fact.

         (a) On a continuing basis, Grantor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Lender, to perfect Lender's security interest in all Copyrights, Patents, Trademarks, and Mask Works and otherwise to carry out the intent and purposes of this IP Agreement, or for assuring and confirming to Lender the grant or perfection of a security interest in all Intellectual Property Collateral.

         (b) Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact, with fill authority in the place and stead of Grantor and in the name of Grantor, Lender or otherwise, from time to time in Lender's discretion, upon Grantor's failure or inability to do so, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this IP Agreement, including:

                  (i) To modify, in its sole discretion, this IP Agreement without first obtaining Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B, Exhibit C, and Exhibit D hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents, Trademarks or Mask Works acquired by Grantor after the execution hereof or so delete any reference to any right, title or interest in any Copyrights, Patents, Trademarks, or Mask Works in which Grantor no longer has or claims any right, title or interest; and

                  (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Intellectual Property Collateral without the signature of Grantor where permitted by law.

      7. Events of Default. The occurrence of any of the following shall constitute an Event of Default under this IP Agreement:

            (a) An Event of Default occurs under the Loan Agreement; or any document from Grantor to Lender; or

            (b) Grantor breaches any warranty or agreement made by Grantor in this IP Agreement.

      8. Remedies. Upon the occurrence and continuance of an Event of Default, Lender shall have the right to exercise all the remedies of a secured party under the Massachusetts Uniform Commercial Code, including without limitation the right to require Grantor to assemble the Intellectual Property Collateral and any tangible property in which Lender has a security interest and to make it available to Lender at a place designated by Lender. Lender shall have a nonexclusive, royalty free license to use the Copyrights, Patents, Trademarks, and Mask Works to the extent reasonably necessary to permit Lender to exercise its rights and remedies upon the occurrence of an Event of Default. Grantor will pay any expenses (including reasonable attorney's fees) incurred by Lender in connection with the exercise of any of Lender's rights hereunder, including without limitation any expense incurred in disposing of the Intellectual Property Collateral. All of Lender's rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

      9. Indemnity. Grantor agrees to defend, indemnify and hold harmless Lender and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this IP Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Lender as a result of or in anyway arising out of, following or consequential to transactions between Lender and Grantor, whether under this IP Agreement or otherwise (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of Lender's gross negligence or willful misconduct.

      10. Reassignment. At such time as Grantor shall completely satisfy all of the obligations seemed hereunder, Lender shall execute and deliver to Grantor all deeds, assignments, and other instruments as may be necessary or proper to reinvest in Grantor full title to the property assigned hereunder, free and clear of all liens granted hereunder (including duly executed UCC-3 termination statements under the Code), subject to any disposition thereof which may have been made by Lender pursuant hereto. In the case of United States patents, trademarks or copyrights, Lender shall execute and deliver to Grantor a release in the form attached hereto as Exhibit E.

      11. Course of Dealing, No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

      12. Attorney's Fees. If any action relating to this IP Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements.

      13. Amendments. This IP Agreement may be amended only by a written instrument signed by both parties hereto.

      14. Counterparts. This IP Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

      15. Law and Jurisdiction. This IP Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. GRANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT.

      GRANTOR AND LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

      16. Confidentiality. In handling any confidential information, Lender shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (i) to Lender's subsidiaries or affiliates in connection with their present or prospective business relations with Borrower; (ii) to prospective transferees or purchasers of any interest in the Loans provided, however, Lender shall use commercially reasonable efforts to obtain from such transferee or purchaser an agreement to be bound by the terms of this provision; (iii) as required by law, regulation, subpoena, or other judicial order, (iv) as required in connection with Lender's examination or audit; and (v) at Lender considers appropriate in exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Lender's possession when disclosed to Lender, or becomes part of the public domain after disclosure to Lender; or(b) is diclosed to Lender by a third party, if Lender does not know that the third party is prohibited from disclosing the information.

      EXECUTED as a sealed instrument under the laws of the Commonwealth of Massachusetts on the day and year first written above.

                                       GRANTOR:

                                       MERCATOR SOFTWARE, INC.


                                       By: /s/ Gerald E. Klein
                                          --------------------------------------

                                       Name: GERALD E. KLEIN
                                            ------------------------------------

                                       Title: Secretary
                                             -----------------------------------

      Exhibit "A" attached to that certain Intellectual Property Security Agreement dated 6/22, 200l.

                                  EXHIBIT "A"

                                   COPYRIGHTS

                         SCHEDULE A - ISSUED COPYRIGHTS
                         ------------------------------

COPYRIGHT                         REGISTRATION                          DATE OF
DESCRIPTION                          NUMBER                             ISSUANCE
-----------                          ------                             --------

                                 (see Attached)

                   SCHEDULE B - PENDING COPYRIGHT APPLICATIONS
                   -------------------------------------------

                                                                 FIRST DATE
COPYRIGHT         APPLICATION       DATE OF       DATE OF        OF PUBLIC
DESCRIPTION          NUMBER         FILING        CREATION       DISTRIBUTION
-----------          ------         ------        --------       ------------

                                 (see Attached)

SCHEDULE C - UNREGISTERED COPYRIGHTS (Where No Copyright Application is Pending)
--------------------------------------------------------------------------------

                                        DATE AND
                                        RECORDATION
                                        NUMBER OF IP
                                        AGREEMENT WITH
                                        OWNER OR ORIGINAL
                                        GRANTOR IF
                                        AUTHOR OR OWNER
                          FIRST DATE    OF COPYRIGHT        COPYRIGHT IS
COPYRIGHT     DATE OF         OF        IS DIFFERENT        DIFFERENT ROM
DESCRIPTION   CREATION   DISTRIBUTION   FROM GRANTOR           GRANTOR
-----------   --------   ------------   ------------        -------------

Grantor's two (2) main products are "Mercator Commerce Broker" and "Mercator Enterprise Broker". In addition to the registered copyrights listed in Schedules A and B, Grantor has rights to unregistered copyrights in substantial portions of all of its products, including the following: MERCATOR, TRADING PARTNER, KEY MASTER, ON CALL*EDI, MERCATOR INTEGRATION BROKER, MERCATOR COMMERCE BROKER, MERCATOR ENTERPRISE BROKER, MERCATOR TRADING PARTNER PC, MERCATOR ASN COMPLETE, MERCATOR WEB BROKER, MERCATOR DESKTOP and MERCATOR TRADING PARTNER.

                     Exhibit A (Including Schedules A and B)
                    To Silicon Valley Bank/Mercator Agreement
                                 Mercator, Inc.
       Copyright Report for Registered Copyrights and Pending Applications

---------------------------------------------------------------------------------------------------------------------------------
                                  BILL                                       FILING                     ISSUE
---------------------------------------------------------------------------------------------------------------------------------
CLIENT   MATTER   COUNTRY         ATTY   STATUS       NAME                   DATE         SERIAL NO     DATE         REG NO
---------------------------------------------------------------------------------------------------------------------------------
00992    C0033B   United States   GSW    Registered   KEY/MASTER DATA        1979/06/01   TX3 378-405   1992/09/04   TX3 378-405
                                                      INPUT SOFTWARE

---------------------------------------------------------------------------------------------------------------------------------
00992    C0033C   United States   GSW    Registered   KEY/MASTER             1992/09/08   TX3 377-402   1992/09/08   TX3 377/402
                                                      RELEASE 5.0

---------------------------------------------------------------------------------------------------------------------------------
00992    C0033D   United States   GSW    Registered   KEY/MASTER             1992/09/04   TX3 376-852   1992/09/04   TX3 376-852
                                                      RELEASE 5.1

---------------------------------------------------------------------------------------------------------------------------------
00992    C0033E   United States   GSW    Registered   KEY/MASTER DATA        1979/06/01   TX3-382-262   1992/09/16   TX3-382-262
                                                      INPUT SOFTWARE

---------------------------------------------------------------------------------------------------------------------------------
00992    C0065A   United States   GSW    Registered   Trading Partner        1995/01/26   TX3 996-760   1995/01/26   TX3 996-760
                                                      Mainframe - Original
                                                      Version
---------------------------------------------------------------------------------------------------------------------------------
00992    C0065B   United States   GSW    Registered   Trading Partner        1995/01/26   TX3 996-761   1995/01/26   TX3 996-761
                                                      Mainframe - Version
                                                      2.4
---------------------------------------------------------------------------------------------------------------------------------
00992    C0066A   United States   GSW    Registered   Trading Partner P.C.   1995/01/26   TX3 994-254   1995/01/26   TX3 994-254
                                                      - Original Version

---------------------------------------------------------------------------------------------------------------------------------

                       St. Onge Steward Johnston Reens LLC

                     Exhibit A (Including Schedules A and B)
                    To Silicon Valley Bank/Mercator Agreement
                                 Mercator, Inc.
       Copyright Report for Registered Copyrights and Pending Applications

---------------------------------------------------------------------------------------------------------------------------------
                                  BILL                                       FILING                     ISSUE
---------------------------------------------------------------------------------------------------------------------------------
CLIENT   MATTER   COUNTRY         ATTY   STATUS       NAME                   DATE         SERIAL NO     DATE         REG NO
---------------------------------------------------------------------------------------------------------------------------------
00992    C0066B   United States   GSW    Registered   Trading Partner P.C.   1995/01/26   TX3 980-888   1995/01/26   TX3 980-888
                                                      - Version 4.3

---------------------------------------------------------------------------------------------------------------------------------
00992    C0068A   United States   GSW    Registered   ONCALL * EDI           1995/01/03   TX3 984-430   1995/01/03   TX3 984-430


---------------------------------------------------------------------------------------------------------------------------------
00992    C0076A   United States   GSW    Pending      MERCATOR


---------------------------------------------------------------------------------------------------------------------------------
00992    C0206A   United States   GSW    Registered   HUB BROKERAGE          2000         TXu-912-660   2000/03/13   TXu-912-660
                                                      SYSTEM Version 1.0

---------------------------------------------------------------------------------------------------------------------------------
00992    C0207A   United States   GSW    Registered   FL KIT Version 1.0     2000         TXu-912-661   2000/03/13   TXu-912-661


---------------------------------------------------------------------------------------------------------------------------------
00992    C0208A   United States   GSW    Registered   HUB ENCRYPTION         1999         TXu-912-662   2000/03/13   TXu-912-662
                                                      SOFTWARE Version
                                                      1.0
---------------------------------------------------------------------------------------------------------------------------------

                       St Onge Steward Johnston Reens LLC

Exhibit "B" attached to that certain Intellectual Property Security Agreement dated June 22, 2001.

                                  EXHIBIT "B"

                                    PATENTS

PATENT
DESCRIPTION   DOCKET NO.   COUNTRY   SERIAL NO.   FILING DATE   STATUS
-----------   ----------   -------   ----------   -----------   ------

NONE

Exhibit "C" attached to that certain Intellectual Property Security Agreement dated June 22, 2001.

                                   EXHIBIT "C"

                                   TRADEMARKS

TRADEMARK
DESCRIPTION   COUNTRY   SERIAL NO.   REG. NO   STATUS
-----------   -------   ----------   -------   ------

                                 (see Attached)

                                    Exhibit C
                    To Silicon Valley Bank/Mercator Agreement
                                 Mercator, Inc.
     U.S. Trademark Report for Issued Rsgistrations and Pending Applications

------------------------------------------------------------------------------------------------------------------------------------
                                  BILL                                              FILING                    ISSUE
------------------------------------------------------------------------------------------------------------------------------------
CLIENT   MATTER   COUNTRY         ATTY   CLASS   STATUS       NAME                  DATE         SERIAL NO    DATE         REG NO
------------------------------------------------------------------------------------------------------------------------------------
00992    T0001A   United States   GSW    TMK     Registered   TSI (BLOCK LETTERS)   1986/04/02   73/591,175   1990/11/13   1,622,107


------------------------------------------------------------------------------------------------------------------------------------
00992    T0015A   United States   GSW    TMK     Registered   KEY/MASTER            1975/09/ll   73/062,738   1976/12/14   1,054,242


------------------------------------------------------------------------------------------------------------------------------------
00992    TOO20A   United States   GSW    TMK     Registered   TASK/MASTER           1971/01/20   72/381,499   1972/10/24   945,062


------------------------------------------------------------------------------------------------------------------------------------
00992    TOO29A   United States   GSW    TMK     Registered   TRADING PARTNER       1989/12/18   74/011,828   1991/10/15   1,660,560


------------------------------------------------------------------------------------------------------------------------------------
00992    T0030B   United States   GSW    TMK     Registered   EASYPATH              1993/03/19   74/369,22O   1994/08/02   1,847,603


------------------------------------------------------------------------------------------------------------------------------------
00992    T0031A   United States   GSW    TMK     Registered   EASYLOGIC             1990/05/18   74/060,535   1991/05/14   1,644,296


------------------------------------------------------------------------------------------------------------------------------------
00992    T0032A   United States   GSW    TMK     Registered   TRANSLATE             1986/11/14   73/630,402   1988/02/09   1,475,704


------------------------------------------------------------------------------------------------------------------------------------
O0992    T0055A   United States   GSW    TMK     Registered   TRADING PARTNER       1989/12/11   74/009,319   1990/10/02   1,615,543


------------------------------------------------------------------------------------------------------------------------------------
00992    T0060A   United States   GSW    TMK     Registered   MERCATOR (Class 9)    l991/12/13   74/229,939   1994/04/05   1,829,798


------------------------------------------------------------------------------------------------------------------------------------
00992    T0060B   United States   GSW    TMK     Registered   MERCATOR (Class 9)    1998/06/04   75/496,348   1999/09/28   2,281,097


------------------------------------------------------------------------------------------------------------------------------------

                       St Onge Steward Johnston Reens LLC

                                    Exhibit C
                    To Silicon Valley Bank/Mercator Agreement
                                 Mercator, Inc.
     U.S. Trademark Report for Issued Registrations and Pending Applications

------------------------------------------------------------------------------------------------------------------------------------
                                  BILL                                              FILING                    ISSUE
------------------------------------------------------------------------------------------------------------------------------------
CLIENT   MATTER   COUNTRY         ATTY   CLASS   STATUS       NAME                  DATE         SERIAL NO    DATE         REG NO
------------------------------------------------------------------------------------------------------------------------------------
00992    T0060C   United States   GSW    TSM     Registered   MERCATOR (Class 42)   1998/07/06   75/513,974   1999/08/31   2,274,277


------------------------------------------------------------------------------------------------------------------------------------
00992    T0060D   United States   GSW    TSM     Registered   MERCATOR (Class 41)   1998/07/08   75/515,072   1999/08/31   2,274,290


------------------------------------------------------------------------------------------------------------------------------------
00992    T0079A   United States   GSW    TMK     Registered   TSI SOFT and Design   1996/08/19   75/152,032   1999/02/02   2,221,935


------------------------------------------------------------------------------------------------------------------------------------
00992    T0079C   United States   GSW    TSM     Pending      TSI SOFT and Design   1997/10/27   75/379,849


------------------------------------------------------------------------------------------------------------------------------------
00992    T0086A   United States   GSW    TSM     Registered   BUSINESSLINK          1997/07/28   75/332,021   1998/10/06   2,192,582


------------------------------------------------------------------------------------------------------------------------------------
00992    T0135A   United States   GSW    TMK     Suspended    M-SHAPED PAPER        2000/01/13   75/896,267
                                                              AIRPLANE DESIGN

------------------------------------------------------------------------------------------------------------------------------------
00992    T0135B   United States   GSW    TSM     Allowed      M-SHAPED PAPER        2000/01/13   75/896,266
                                                              AIRPLANE DESIGN

------------------------------------------------------------------------------------------------------------------------------------
00992    T0135C   United States   GSW    TSM     Allowed      M-SHAPED PAPER        2000/01/13   75/896,265
                                                              AIRPLANE DESIGN

------------------------------------------------------------------------------------------------------------------------------------
00992    T0136A   United States   GSW    TMK     Suspended    THE E-BUSINESS        2000/02/15   75/919,983
                                                              TRANSFORMATION
                                                              COMPANY
------------------------------------------------------------------------------------------------------------------------------------
00992    T0136B   United States   GSW    TSM     SUSPENDED    THE E-BUSINESS        2000/02/156  75/919,982
                                                              TRANSFORMATION
                                                              COMPANY
------------------------------------------------------------------------------------------------------------------------------------

                       St Onge Steward Johnston Reens LLC

                                    Exhibit C
                    To Silicon Valley Bank/Mercator Agreement
                                 Mercator, Inc.
     U.S. Trademark Report for Issued Rsgistrations and Pending Applications

------------------------------------------------------------------------------------------------------------------------------------
                                  BILL                                              FILING                    ISSUE
------------------------------------------------------------------------------------------------------------------------------------
CLIENT   MATTER   COUNTRY         ATTY   CLASS   STATUS       NAME                  DATE         SERIAL NO    DATE         REG NO
------------------------------------------------------------------------------------------------------------------------------------
00992    T0136C   United States   GSW    TSM     Suspended    THE E-BUSINESS        2000/02/15   75/919,981
                                                              TRANSFORMATION
                                                              COMPANY
------------------------------------------------------------------------------------------------------------------------------------
00992    T0156A   United States   GSW    TMK     Published    MYMERCATOR            2000/06/07   76/064,783


------------------------------------------------------------------------------------------------------------------------------------
00992    T0156B   United States   GSW    TSM     Published    MYMERCATOR            2000/06/07   76/064,784


------------------------------------------------------------------------------------------------------------------------------------
00992    T0156C   United States   GSW    TSM     Published    MYMERCATOR            2000/06/07   76/064,782


------------------------------------------------------------------------------------------------------------------------------------
00992    T0162A   United States   GSW    TMK     Published    MYMERCATOR.COM        2000/06/07   76/064,781


------------------------------------------------------------------------------------------------------------------------------------
00992    T0162B   United States   GSW    TSM     Published    MYMERCATOR.COM        2000/06/07   76/064,780


------------------------------------------------------------------------------------------------------------------------------------
00992    T0162C   United States   GSW    TSM     Published    MYMERCATOR.COM        2000/06/07   76/064,779


------------------------------------------------------------------------------------------------------------------------------------
00992    T0163A   United States   GSW    TMK     Suspended    JBUSINESS             1998/02/25   75/439,911


------------------------------------------------------------------------------------------------------------------------------------
00992    T0164A   United States   GSW    TMK     Registered   NOVERA EPIC           1996/11/14   75/197,621   1998/06/23   2,168,474


------------------------------------------------------------------------------------------------------------------------------------
00992    T0166A   United States   GSW    TMK     Registered   NOVERA                1996/06/13   75,118,134   1997/09/12   2,120,543


------------------------------------------------------------------------------------------------------------------------------------

                       St Onge Steward Johnston Reens LLC

Exhibit "D" attached to that certain Intellectual Property Security Agreement dated 6/22, 2001.

                                   EXHIBIT "D"

                                   MASK WORKS

MASK WORK
DESCRIPTION     COUNTRY         SERIAL NO.      REG. NO         STATUS
-----------     -------         ----------      -------         ------

NONE


640210.3

                             Trademark Applications
                            Continuation of Item 4A

--------------------------------------------------------------------------------
Mark                                        Filing Date            Applications
--------------------------------------------------------------------------------
TSI Soft and Design                          10/27/97               75/379,849
--------------------------------------------------------------------------------
M-Shaped Paper Airplane Design                1/13/00               75/896,267
--------------------------------------------------------------------------------
M-Shaped Paper Airplane Design                1/13/00               75/896,266
--------------------------------------------------------------------------------
M-Shaped Paper Airplane Design                1/13/00               75/896,265
--------------------------------------------------------------------------------
The E-Business Transformation Company         2/15/00               75/919,983
--------------------------------------------------------------------------------
The E-Business Transformation Company         2/15/00               75/919,982
--------------------------------------------------------------------------------
The E-Business Transformation Company         2/15/00               75/919,981
--------------------------------------------------------------------------------
Mymercator                                    6/7/00                76/064,783
--------------------------------------------------------------------------------
Mymercator                                    6/7/00                76/064,784
--------------------------------------------------------------------------------
Mymercator                                    6/7/00                76,064,782
--------------------------------------------------------------------------------
Mymercator.com                                6/7/00                76/064,781
--------------------------------------------------------------------------------
Mymercator.com                                6/7/00                76/064,780
--------------------------------------------------------------------------------
Mymercator.com                                6/7/00                76/064,779
--------------------------------------------------------------------------------
Jbusiness                                     2/25/98               75/439,911
--------------------------------------------------------------------------------

Form PTO-1594      RECORDATION FORM COVER SHEET      U.S. DEPARTMENT OF COMMERCE
(Rev. 03/01)              TRADEMARKS ONLY       U.S. Patent and Trademark Office
OMB No. 0651-0027 (exp. 5/31/2002)

Tab settings

--------------------------------------------------------------------------------
To the honorable Commissioner of Patents and Trademarks: Please record the attached original documents or copy thereof.
--------------------------------------------------------------------------------

1. Name of conveying party(ies):

   Mercator Software, Inc.

   |_| Individual(s)                                |_| Association

   |_| General Partnership                          |_| Limited Partnership

   |X| Corporation-State

   |_| Other
             ---------------------------------------------------------------

Additional name(s) of conveying party(ies) attached? Yes |_| No |X|
--------------------------------------------------------------------------------

2. Name and address of receiving party(ies)

   Name: Silicon Valley Bank
         -------------------------------------------------------------------

   Internal
   Address:
            ----------------------------------------------------------------

   Street Address: 40 William Street
                   ---------------------------------------------------------

   City: Wellesley                     State:   MA       Zip:     02481
         ----------------------------         -------         --------------

   |_| Individual(s) citizenship
                                 -------------------------------------------

   |_| Association
                   ---------------------------------------------------------

   |_| General Partnership
                           -------------------------------------------------

   |_| Limited Partnership
                           -------------------------------------------------

   |X| Corporation-State
                         ---------------------------------------------------

   |_| Other
             ---------------------------------------------------------------

   If assignee is not domiciled in the United States, a domestic
   representative designation is attached: |_| Yes |_| No
   (Designations must be a separate document from assignment) Additional name(s) & address(es) attached? Yes |_| No |X|
--------------------------------------------------------------------------------

3. Nature of conveyance:

   |_| Assignment                                   |_| Merger

   |X| Security Agreement                           |_| Change of Name

   |_| Other
             ---------------------------------------------------------------

       Execution Date:
                       -----------------------------------------------------
--------------------------------------------------------------------------------

4. Application number(s) or registration number(s):

   A. Trademark Application No.(s)        B. Trademark Registration No.(s)

                  Additional number(s) attached |X| Yes |_| No
--------------------------------------------------------------------------------

5. Name and address of party to whom correspondence concerning document should be mailed:


Name: Christopher E. Kondracki
      ----------------------------------------------------------------------

Internal Address:
                  ----------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

Street Address: 2001 Jefferson Davis, Hwy.,
                ------------------------------------------------------------
  Suite 505
----------------------------------------------------------------------------

City: Arlington                        State:   VA       Zip:   22202
      -------------------------------         -------         --------------
--------------------------------------------------------------------------------

6. Total number of applications and
   registrations involved:............................................. 30
                                                                       -----
--------------------------------------------------------------------------------

7. Total fee (37 CFR 3.41)......................................$   765.00
                                                                ------------

   |X| Enclosed

   |_| Authorized to be charged to deposit account
--------------------------------------------------------------------------------

8. Deposit account number:

   -------------------------------------------------------------------------

  (Attach duplicate copy of this page if paying by deposit account)
--------------------------------------------------------------------------------
                             DO NOT USE THIS SPACE
--------------------------------------------------------------------------------

9. Statement and signature.

   To the best of my knowledge and belief, the foregoing information is true and correct and any attached copy is a true copy of the original document.

   Christopher E. Kondracki     /s/ Christopher E. Kondracki        6/29/01
   ------------------------     ----------------------------       ---------
    Name of Person Signing                 Signature                  Date


     Total number of pages including cover sheet, attachments, and document: 17
                                                                             --
--------------------------------------------------------------------------------
     Mail documents to be recorded with required cover sheet information to:
              Commissioner of Patent & Trademarks, Box Assignments
                             Washington, D.C. 20231

Fees are effective through June 30, 2002. After that date, check the Copyright Office Website at www.loc.gov/copyright or call (202) 707-3000 for current fee information.


                          Do not write above this line.
--------------------------------------------------------------------------------

DOCUMENT COVER SHEET

For Recordation of Documents
UNITED STATES COPYRIGHT OFFICE
--------------------------------------------------------------------------------
DATE OF RECORDATION
(Assigned by Copyright Office)

        Month                              Day                Year
--------------------------------------------------------------------------------

Volume                                    Page
       --------------------------------        ---------------------------------
--------------------------------------------------------------------------------

Volume                                    Page
       --------------------------------        ---------------------------------
--------------------------------------------------------------------------------

FUNDS RECEIVED
               -----------------------------------------------------------------



                              FOR OFFICE USE ONLY
--------------------------------------------------------------------------------
To the Register of Copyrights:


Please record the accompanying original document or copy thereof.

--------------------------------------------------------------------------------

1 Name of the party or parties to the document spelled as they appear in the document (List up to the first three)

      Mercator Software, Inc.
      --------------------------------------------------------------------------
      Silicon Valley Bank
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

--------------------------------------------------------------------------------

2     Date of execution and/or effective date of the accompanying document

         6           22            01
      -----------------------------------
      (month)       (day)        (year)
--------------------------------------------------------------------------------

3     Completeness of document

      |X| Document is complete by its own terms.

      |_| Document is not complete. Record "as is."
--------------------------------------------------------------------------------

4     Description of document

      |_| Transfer of Copyright

      |X| Security Interest

      |_| Change of Name of Owner

      |_| Termination of Transfer(s) [Section 304]

      |_| Shareware

      |_| Life, Identity, Death Statement [Section 302]

      |_| Transfer of Mask Works

      |_| Other
                ----------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
--------------------------------------------------------------------------------

5     Title of first work as given in the document

      TX3 378-405 Key/Master Data
      -----------------------------------

      Input Software
      -----------------------------------

6     Total number of titles in document                  12
                                         ---------------------------------------
--------------------------------------------------------------------------------

7     Amount of fee calculated                          $ 80.00
                               -------------------------------------------------

8     Fee enclosed

      |_| Check

      |_| Money Order

      |X| Fee authorized to be charged to:
      Copyright Office
      Deposit Account number                            DA 076317
                             ---------------------------------------------------

      Account name   Specialized Patent Services
                   ---------------------------------
--------------------------------------------------------------------------------

9 Affirmation: I hereby affirm to the Copyright Office that the information given on this form is a true and correct representation of the accompanying document. This affirmation will not suffice as a certification of a photocopy signature on the document.

      (Affirmation must be signed even if you are also signing Space 10.)

              /s/ Christopher E. Kondracki
      --------------------------------------------------------------------------
      Signature

                         6/29/01
      --------------------------------------------------------------------------
      Date

      703-415-1555                     703-415-1557
      --------------------------------------------------------------------------
      Phone Number                     Fax Number

10 Certification: Complete this certification in addition to the Affirmation if a photocopy of the original signed document is substituted for a document bearing the actual signature.

      NOTE: This space may not be used for an official certification.

      I certify under penalty of perjury under the laws of the United States of America that the accompanying document is a true copy of the original document.

      --------------------------------------------------------------------------
      Signature

      --------------------------------------------------------------------------
      Duly Authorized Agent of:

      --------------------------------------------------------------------------
      Date
--------------------------------------------------------------------------------

Recordation will be mailed in window envelope to this address:

--------------------------------------------------------------------------------
Name

        Christopher E. Kondracki
--------------------------------------------------------------------------------
Number/Street/Apt

        2001 Jefferson Davis, Hwy., Suite 505
--------------------------------------------------------------------------------
City/State/ZIP

        Arlington, VA 22202
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   YOU MUST:
--------------------------------------------------------------------------------
o  Complete all necessary spaces
o  Sign your Cover Sheet in Space 9
--------------------------------------------------------------------------------
   SEND ALL 3 ELEMENTS TOGETHER:
--------------------------------------------------------------------------------
1. Two copies of the Document Cover Sheet
2. Check/money order payable to Register of Copyrights
3. Document
--------------------------------------------------------------------------------
   MAIL TO:
--------------------------------------------------------------------------------
   Library of Congress, Copyright Office
   Documents Recordation Section, LM-462
   101 Independence Avenue,
   S.E. Washington, D.C. 20559-6000

The recordation fee for the Document Cover Sheet is $50 and $15 for each group of 10 additional titles as of July 1, 1999.

*Knowingly and willfully falsifying material facts on this form may result in criminal liability. 18 U.S.C.ss.1001.
June 1999--20,000
WEB REV: June 1999                      [RECYCLE LOGO] PRINTED ON RECYCLED PAPER

                U.S. GOVERNMENT PRINTING OFFICE 1999-454-879/56

                             Trademark Registrations
                             Continuation of Item 4B

--------------------------------------------------------------------------------
         Mark                              Filing Date             Registrations
--------------------------------------------------------------------------------
TSI (Block Letter)                           04/02/86                1,622,107
--------------------------------------------------------------------------------
Key/Master                                   09/11/75                1,054,242
--------------------------------------------------------------------------------
Task/Master                                   1/20/71                  946,062
--------------------------------------------------------------------------------
Trading Partner                              12/18/89                1,660,560
--------------------------------------------------------------------------------
Easypath                                      3/19/93                1,847,603
--------------------------------------------------------------------------------
Easylogic                                     5/18/90                1,644,296
--------------------------------------------------------------------------------
Translate                                    11/14/86                1,475,704
--------------------------------------------------------------------------------
Trading Partner                              12/11/89                1,615,543
--------------------------------------------------------------------------------
Mercator (Class 9)                           12/13/91                1,829,798
--------------------------------------------------------------------------------
Mercator (Class 9)                            6/4/98                 2,281,097
--------------------------------------------------------------------------------
Mercator (Class 42)                           7/6/98                 2,274,277
--------------------------------------------------------------------------------
Mercator (Class 41)                           7/8/98                 2,274,290
--------------------------------------------------------------------------------
TSI Soft and Design                           8/19/96                2,221,935
--------------------------------------------------------------------------------
Businesslink                                  7/28/97                2,193,582
--------------------------------------------------------------------------------
Novera EPIC                                  11/14/96                2,168,474
--------------------------------------------------------------------------------
Novera                                        6/13/96                2,120,543
--------------------------------------------------------------------------------

The date stamp on this card signifies receipt by the United States Patent & Trademark Office of the following documents related to: United States Trademark Application 75/379,849 and others.

1. Trademark Assignment Recordation Form -- 30 Trademarks
2. Trademark Intellectual Property Security Agreement
3. Check in the amount of $765.00

Docket No. 56120/436-WFM                                OIPE JC165
Conveying Party: Mercator Software, Inc.                JUN 29 2001
Receiving Party: Silicon Valley Bank            PATENT & TRADEMARK OFFICE

--------------------------------------------------------------------------------

The date stamp on this card signifies receipt by the United States Copyright Office of the following documents related to: United States Copy Registration TX3 378-405 and others.

1. Copyright Document Cover Sheet -- 12 Copyrights
2. Intellectual Property Copyright Security Agreement

Docket No. 56120-436, WFM                                 RECEIVED
Conveying Party: Mercator Software, Inc.
Receiving Party: Silicon Valley Bank                    JUL - 2 2001
                                                      COPYRIGHT OFFICE
                                                        PUBLIC OFFICE

                             PERFECTION CERTIFICATE
                                       OF
                            MERCATOR SOFTWARE, INC.

The undersigned, the Secretary of Mercator Software, Inc., a Delaware corporation (the "Company"), hereby certifies with reference to the Accounts Receivable Financing Agreement dated as of 6/22/01 between the Company and SILICON VALLEY BANK (the "Bank") (terms defined therein being used herein as therein defined), to the Bank as follows:

1. Names.

      (a) The exact corporate name of the Company as it appears in its certificate of incorporation, as amended to date, is as follows:

                        Mercator Software, Inc.

      (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

                        TSI International Ltd. -- 3/25/85
                        TSI International Software Ltd. -- 9/9/93
                        Mercator Software, Inc. -- 4/3/00

      (c) Set forth below is a description of each change by the Company of its identity or corporate structure in any way within the past five years together with the date of the relevant change:

                        SEE ATTACHMENT 1

      (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years together with the dates such names were used:

                        SEE ANSWERS TO 1 (a), (b) and (c)

      (e) The following is a list of all subsidiaries of the Company (whether wholly owned, or where the Company has a controlling or majority interest):

                        SEE ATTACHMENT 2

      (f) The State of formation/incorporation of the company is as follows:

                                    Delaware

      (g) The Company's taxpayer identification number is: 06-1132156
                                                           ----------

2. Current Locations.

      (a) The chief executive office of the Company is located at the following address:

      Mailing Address                   City                         State
      ---------------                   ----                         -----

      45 Danbury Road                  Wilton                          CT

      (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

                        Mailing
Name                    Address               City            State
----                    -------               ----            -----

Mercator Software Inc.  45 Danbury Road       Wilton            CT

Meyers Record Center    255 Longbeach Blvd.   Stratford         CT

      (c) The following are all the locations where Equipment and/or Inventory of the company is located:

                        Mailing
Name                    Address               City            State
----                    -------               ----            -----

Mercator Software, Inc. 45 Danbury Road Wilton CT 06897
Mercator Software, Inc. 3000 Lakeside Drive, Suite 300N, Bannockburn, IL 60015 Mercator Software, Inc. 25 Corporate Drive, Burlington, MA 01803
Mercator Software, Inc. 2424 North Federal Hwy., Suite 250, Boca Raton, FL 33431 Mercator Software, Inc. 11491 Sunset Hills Road, Suite 300, Reston, VA 20190 Mercator Software, Inc. 275 Madison Avenue, 24th Floor, New York, NY 10016

Miscellaneous office equipment in various US and Canadian locations.

      (d) Other persons or entities who have possession or control (warehousemen, bailee) other than Company:

      None

      3. Prior Locations. Set forth below is the information required by subparagraphs (a), (b) and (c) of paragraph 2 with respect to each location or place of business maintained by the Company at any time during the past five years:

                                SEE ATTACHMENT 3

      4. No Unusual Transactions. Except as set forth in Schedule 4, all Accounts have been originated by the Company and all Equipment has been acquired by the Company in the ordinary course of its business.

      The undersigned hereby acknowledges and agrees that the Bank is relying on the representations and warranties made herein in connection with a loan transaction or transactions to be entered into between the undersigned and the Bank.

      IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of June, 2001.

                                        MERCATOR SOFTWARE, INC.


                                        By: /s/ Gerald Klein
                                            -----------------------------
                                                  (duly authorized)


                                        Name: /s/ GERALD KLEIN
                                              ---------------------------
                                                       Secretary

640294.1

                                  ATTACHMENT 1

Company Identity and Corporate Structure:

TSI International Software Ltd. - 9/1/93

            Mercator Software France SARL - 5/98

            SCP Solutions Europe (Holland) - 1/99

            TSI Software GmbH - 3/5/99

            Braid Group Ltd. (Bermuda) - 3/18/99
                  Note: Has since been dissolved

            Novera - Acquired 9/30/99 - Inactive

            TSI International Software (UK)
                  Note: Merged into Mercator UK [Listed below as
                        TSI Software Ltd.(UK)]

            TSI Software Ltd. (UK)

                  Braid, Inc. (US) - Inactive

            TSI Software Ltd. (Hong Kong)

                  Braid Systems PTY (Australia)

                  TSI Software PTE (Singapore)

Mercator Software, Inc. - 4/3/00

            MCTR Software AB (Sweden) - 2000

                                  ATTACHMENT 2

List of Subsidiaries:

Novera Software, Inc. (US) - Inactive

Mercator International GmbH (Germany)

Mercator Software France SARL

SCP Solutions Europe (Holland)

Mercator Software Ltd. (UK)

      o     Braid, Inc. (US) - Inactive
            MCTR Software AB (Sweden)

Mercator Software (HK)

      o     Braid Systems PTY (Australia)

      o     Mercator Software PTE (Singapore)

                                  ATTACHMENT 3

Prior locations within the past five years:

1.    Mercator Software, Inc.
      45 Danbury Road.
      Wilton, CT 06897

2.    Mercator Software, Inc.
      3000 Lakeside Drive, Suite 300N
      Bannockburn, IL 60015
      (Current Address)

      2345 Waukegan Road, Suite E100
      Bannockburn, IL 60015

3.    Mercator Software, Inc.
      25 Corporate Drive
      Burlington, MA 01803

4.    Mercator Software, Inc.
      2424 North Federal Hwy., Suite 250
      Boca Raton, FL 33431

5.    Mercator Software, Inc.
      11491 Sunset Hills Road, Suite 300
      Reston, VA 20190

6.    Mercator Software, Inc.
      275 Madison Avenue, 24th Floor
      New York, NY 10016